UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06135

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                       -----------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end:   12/31
                           -----

Date of reporting period:  06/30/07
                           --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                  SEMIANNUAL REPORT | 06 30 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             TEMPLETON INSTITUTIONAL FUNDS, INC.
--------------------------------------------------------------------------------

                                             Foreign Equity Series

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

SEMIANNUAL REPORT

TIFI Foreign Equity Series ................................................    1

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   17

Notes to Financial Statements .............................................   20

Meeting of Shareholders ...................................................   28

Shareholder Information ...................................................   32

--------------------------------------------------------------------------------

Semiannual Report

TIFI Foreign Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton Institutional Funds, Inc. (TIFI) Foreign Equity Series (the Fund) covers the period ended June 30, 2007.

PERFORMANCE OVERVIEW

For the six months under review, the Fund's Primary Shares posted a cumulative total return of +12.98%. The Fund performed comparably to the benchmark Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index, which posted a total return of +12.58% and outperformed its other benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which returned +11.09% for the same period. 1 Please note that index performance information is provided for reference and that we do not

1. Source: Standard & Poor's Micropal. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                           Semiannual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                                                    62.6%
Asia                                                                      21.9%
North America                                                              2.5%
Australia & New Zealand                                                    1.9%
Latin America                                                              1.6%
Middle East & Africa                                                       0.6%
Short-Term Investments & Other Net Assets                                  8.9%

attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the six-month period ended June 30, 2007. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

The mood in the global equity markets was predominantly positive, but was interrupted in the first quarter of 2007 due to concerns of slower economic growth. Investors worldwide pondered the possibility that troubles in the U.S. subprime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth. However, these concerns subsided as some U.S. economic data pointed to a rebound during the second quarter. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. Outside the U.S., economic growth remained solid, particularly in Europe and the emerging markets.

Financing costs increased gradually from unprecedented low levels, but global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant. As investible cash continued to look for a home, global merger and acquisition activity also remained heightened. The total value of deals announced in the first six months of this year was more than $2.6 trillion, on track to eclipse the $3.6 trillion spent on private buyouts and broad corporate consolidation during 2006. 2

2. Source: Thomson Financial.


2 | Semiannual Report

With this backdrop, most global equity markets ended the six-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reporting period.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow over a five-year horizon. Stocks are selected for purchase or sale utilizing strict valuation parameters, reflecting our focus on individual companies rather than countries or sectors.

MANAGER'S DISCUSSION

During the six months under review, the Fund benefited from stock selection across many sectors and delivered strong absolute and relative performance. The Fund's investments in seven out of 10 major sectors exceeded the return of the MSCI AC World ex USA Index, with consumer discretionary, financials and consumer staples providing the highest relative returns. 3 French tire maker Michelin in consumer discretionary and U.K. drug, health and beauty products giant Alliance Boots in consumer staples provided the most significant contributions. Michelin's stock benefited from cost-cutting measures and disciplined pricing in the oligopolistic tire industry. Shares of Alliance Boots benefited from a takeover bid by a private equity firm and we exited our position. In addition, the Fund's underweighted position in the financials sector aided performance, as turmoil in the securitized mortgage market negatively impacted industry stocks.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Commercial Banks                                                          12.7%
Diversified Telecommunication Services                                     7.3%
Oil, Gas & Consumable Fuels                                                6.7%
Insurance                                                                  4.7%
Pharmaceuticals                                                            4.3%
Household Durables                                                         3.6%
Food Products                                                              3.6%
Media                                                                      3.5%
Aerospace & Defense                                                        3.2%
Semiconductors & Semiconductor Equipment                                   2.9%
Industrial Conglomerates                                                   2.9%
Wireless Telecommunication Services                                        2.4%
Auto Components                                                            2.2%
Thrifts & Mortgage Finance                                                 2.2%
Metals & Mining                                                            2.1%
Electric Utilities                                                         2.1%
Paper & Forest Products                                                    2.0%
Other                                                                     22.7%
Short-Term Investments & Other Net Assets                                  8.9%

3. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; leisure equipment and products; and media in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate, and thrifts and mortgage finance in the SOI. The consumer staples sector comprises food products in the SOI.


                                                           Semiannual Report | 3

TOP 10 EQUITY HOLDINGS
6/30/07

-------------------------------------------------------------------------------
COMPANY                                                             % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
-------------------------------------------------------------------------------
Compagnie Generale des                                                      2.2%
Etablissements Michelin, B
   AUTO COMPONENTS, FRANCE
-------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                                      2.2%
   THRIFTS & MORTGAGE FINANCE, INDIA
-------------------------------------------------------------------------------
Samsung Electronics Co. Ltd.                                                2.0%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, SOUTH KOREA
-------------------------------------------------------------------------------
Celesio AG                                                                  1.8%
   HEALTH CARE PROVIDERS & SERVICES, GERMANY
-------------------------------------------------------------------------------
Rolls-Royce Group PLC, ord. & B                                             1.8%
   AEROSPACE & DEFENSE, U.K.
-------------------------------------------------------------------------------
Siemens AG                                                                  1.7%
   INDUSTRIAL CONGLOMERATES, GERMANY
-------------------------------------------------------------------------------
Koninklijke Philips Electronics NV                                          1.5%
   HOUSEHOLD DURABLES, NETHERLANDS
-------------------------------------------------------------------------------
E.ON AG                                                                     1.5%
   ELECTRIC UTILITIES, GERMANY
-------------------------------------------------------------------------------
Telefonica SA, ord. & ADR                                                   1.5%
   DIVERSIFIED TELECOMMUNICATION SERVICES, SPAIN
-------------------------------------------------------------------------------
Royal Dutch Shell PLC, B, ADR                                               1.4%
   OIL, GAS & CONSUMABLE FUELS, U.K.
-------------------------------------------------------------------------------

performance. For the six months ended June 30, 2007, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

The Fund's underweighted position in the materials sector negatively impacted relative Fund performance, partly due to the Fund's underweighted position in metals and mining stocks, which performed well during the period. 4

In geographic terms, the Fund's stock selection in Europe and stock selection and underweighted exposure in Japan benefited relative performance. These returns offset the Fund's stock selection in South Korea and underweighted position and stock selection in Brazil, which weighed on Fund returns in a strong period for those emerging markets.

In terms of individual holdings, South Korea's Samsung Electronics, a maker of semiconductors, handsets and consumer electronics, and French pharmaceutical maker Sanofi-Aventis were among the top detractors from Fund returns. Samsung's stock was hurt by ongoing pressure to dynamic random access memory (DRAM) and "not and" (NAND) memory prices. However, we believe that the DRAM pricing cycle is nearing a bottom, and according to our analysis, Samsung possesses the best balance sheet and profit outlook in the industry. We continue to believe this stock is undervalued and that the company is likely to emerge from the downturn with a stronger competitive position. Sanofi's relatively weak performance reflected the U.S. Food and Drug Administration's decision to recommend against approval of Acomplia, the company's novel anti-obesity treatment. This event overshadowed a patent protection victory for Sanofi's bestselling drug Plavix, a heart drug it jointly markets with Bristol Myers-Squibb, against Canadian rival Apotex. Sanofi withdrew its U.S. application for Acomplia and is evaluating options for the drug, which has been approved in Europe and other countries. We believe Sanofi's stock has remained attractively valued, with a discount to the global pharmaceutical industry.

Our value-oriented, long-term investment strategy continued to drive our investment decisions during this reporting period. At Templeton, we were uncomfortable about valuations, earnings and risk assumptions in large parts of the financials sector, and our inability to identify many securities

4. The materials sector comprises chemicals, diversified telecommunication services, electric utilities, metals and mining, multi-utilities, paper and forest products, and wireless telecommunication services in the SOI.


4 | Semiannual Report
we considered undervalued led us to maintain an underweighted position in financials. We also believed that, although metals and mining stocks enjoyed strong fundamental demand, there was a significant speculative element in their recent valuations and we found what we considered better opportunities elsewhere. In contrast, we found a number of stocks with attractive longer-term valuations in the telecommunication services and consumer discretionary sectors, where the outlook was uncertain and created concerns for shorter-term investors. In addition, some large- and mega-capitalization stocks that were relatively unaffected by the recent buyout boom appeared significantly cheap relative to the overall market. They began to show improved performance in a number of markets over the reporting period, but we believed that the process has further to go. As always, our bottom-up research efforts will remain anchored around the same valuation parameters that have guided Templeton's disciplined investment philosophy throughout the years.

Thank you for your continued participation in the Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Gary P. Motyl

                      Gary P. Motyl, CFA
                      President - Templeton Investment Counsel, LLC Chief Investment Officer - Templeton Institutional Global Equities

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
PRIMARY SHARES (SYMBOL: TFEQX)                      CHANGE   6/30/07    12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$3.24    $29.91      $26.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.0642
--------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.1304
--------------------------------------------------------------------------------
        TOTAL                             $0.1946
--------------------------------------------------------------------------------
SERVICE SHARES (SYMBOL: N/A)                        CHANGE   6/30/07    12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$3.24    $29.91      $26.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.0642
--------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.1304
--------------------------------------------------------------------------------
        TOTAL                             $0.1946
--------------------------------------------------------------------------------

PERFORMANCE

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------
PRIMARY SHARES 1                        6-MONTH        1-YEAR         5-YEAR             10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 2                +12.98%      +34.90%       +141.11%            +179.62%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3            +12.98%      +34.90%        +19.25%             +10.83%
------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4     $1,129,773   $1,349,041     $2,411,118        $  2,796,217
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              0.82%
------------------------------------------------------------------------------------------------
SERVICE SHARES                                                     6-MONTH   INCEPTION (9/18/06)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                          +13.07%              +28.11%
------------------------------------------------------------------------------------------------
Aggregate Total Return 6                                           +13.07%              +28.11%
------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4                               $1,130,672          $ 1,281,126
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              0.82%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL
1-800/321-8563.


6 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Aggregate total return represents the change in value of an investment over the periods indicated. Since the share class has existed for less than one year, average annual total returns are not available.


                                                           Semiannual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = $8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
PRIMARY SHARES                                VALUE 1/1/07      VALUE 6/30/07    PERIOD* 1/1/07-6/30/07
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,129.80               $4.17
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.88               $3.96
-------------------------------------------------------------------------------------------------------
SERVICE SHARES
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,130.70               $4.17
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.88               $3.96
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (Primary
Shares: 0.79% and Service Shares: 0.79%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                           Semiannual Report | 9

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

FOREIGN EQUITY SERIES

                                               -------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                 JUNE 30, 2007                        YEAR ENDED DECEMBER 31,
PRIMARY SHARES                                   (UNAUDITED)            2006          2005          2004         2003         2002
                                               -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period .......   $      26.67       $    22.31      $  20.27   $     16.95   $    12.13   $    14.47
                                               -------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .................           0.49             0.55          0.42          0.33         0.25         0.23
   Net realized and unrealized gains
      (losses) .............................           2.94             5.86          2.32          3.25         4.87        (2.37)
                                               -------------------------------------------------------------------------------------
Total from investment operations ...........           3.43             6.41          2.74          3.58         5.12        (2.14)
                                               -------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ...................          (0.06)           (0.74)        (0.66)        (0.26)       (0.30)       (0.20)
   Net realized gains ......................          (0.13)           (1.31)        (0.04)           --           --           --
                                               -------------------------------------------------------------------------------------
Total distributions ........................          (0.19)           (2.05)        (0.70)        (0.26)       (0.30)       (0.20)
                                               -------------------------------------------------------------------------------------
Redemption fees ............................             -- e             -- e          -- e          -- e         --           --
                                               -------------------------------------------------------------------------------------
Net asset value, end of period .............   $      29.91       $    26.67    $    22.31   $     20.27   $    16.95   $    12.13
                                               =====================================================================================

Total return c .............................          12.98%           29.04%        13.61%        21.25%       42.61%      (14.80)%

RATIOS TO AVERAGE NET ASSETS d
Expenses ...................................           0.79% f          0.80% f       0.81% f       0.82% f      0.83%        0.83%
Net investment income ......................           3.53%            2.25%         2.01%         1.89%        1.85%        1.68%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........   $  8,392,377       $ 7,311,23    $6,245,721   $ 5,658,170   $4,642,764   $3,164,910
Portfolio turnover rate ....................           6.33%            7.59%        12.97%        18.25%        8.93%       16.26%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


10 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

                                                                                                      ------------------------------
                                                                                                       PERIOD ENDED   PERIOD ENDED
                                                                                                      JUNE 30, 2007   DECEMBER 31,
SERVICE SHARES                                                                                         (UNAUDITED)       2006 g
                                                                                                      ------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................................................   $    26.67      $     25.15
                                                                                                      ------------------------------
Income from investment operations a:
   Net investment income b ........................................................................         0.49             0.05
   Net realized and unrealized gains (losses) .....................................................         2.94             3.31
                                                                                                      ------------------------------
Total from investment operations ..................................................................         3.43             3.36
                                                                                                      ------------------------------
Less distributions from:
   Net investment income ..........................................................................        (0.06)           (0.66)
   Net realized gains .............................................................................        (0.13)           (1.18)
                                                                                                      ------------------------------
Total distributions ...............................................................................        (0.19)           (1.84)
                                                                                                      ------------------------------
Redemption fees ...................................................................................           -- e             -- e
                                                                                                      ------------------------------
Net asset value, end of period ....................................................................   $    29.91      $     26.67
                                                                                                      ==============================

Total return c ....................................................................................        13.07%           13.31%

RATIOS TO AVERAGE NET ASSETS d
Expenses ..........................................................................................         0.79% f          0.80% f
Net investment income .............................................................................         3.53%            2.25%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................................................   $       12      $        11
Portfolio turnover rate ...........................................................................         6.33%            7.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than a year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period September 18, 2006 (effective date) to December 31, 2006.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                         INDUSTRY                         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 91.1%
  AUSTRALIA 1.9%
  Alumina Ltd. ...............................                Metals & Mining                   1,325,148   $     8,752,273
  National Australia Bank Ltd. ...............               Commercial Banks                   2,903,680       100,986,528
  Qantas Airways Ltd. ........................                   Airlines                      11,228,850        53,314,131
                                                                                                            ---------------
                                                                                                                163,052,932
                                                                                                            ---------------
  AUSTRIA 0.4%
  Telekom Austria AG .........................    Diversified Telecommunication Services        1,486,060        37,207,820
                                                                                                            ---------------
  BERMUDA 0.8%
  ACE Ltd. ...................................                   Insurance                      1,108,930        69,330,304
                                                                                                            ---------------
  BRAZIL 0.6%
  Embraer-Empresa Brasileira de Aeronautica
     SA, ADR .................................              Aerospace & Defense                   980,000        47,245,800
                                                                                                            ---------------
  CANADA 1.3%
  Alcan Inc. .................................                Metals & Mining                     740,843        60,455,683
  Husky Energy Inc. ..........................          Oil, Gas & Consumable Fuels               578,590        47,649,867
                                                                                                            ---------------
                                                                                                                108,105,550
                                                                                                            ---------------
  CHINA 1.7%
  China Mobile Ltd. ..........................      Wireless Telecommunication Services         8,492,000        91,174,611
  China Telecom Corp. Ltd., H ................    Diversified Telecommunication Services       89,754,000        52,802,547
                                                                                                            ---------------
                                                                                                                143,977,158
                                                                                                            ---------------
  DENMARK 1.1%
a Vestas Wind Systems AS .....................             Electrical Equipment                 1,451,613        96,094,848
                                                                                                            ---------------
  FINLAND 2.0%
  Stora Enso OYJ, R (EUR/FIM Traded) .........            Paper & Forest Products               1,673,625        31,665,874
  Stora Enso OYJ, R (SEK Traded) .............            Paper & Forest Products               2,814,636        52,357,570
  UPM-Kymmene OYJ ............................            Paper & Forest Products               3,278,200        81,191,896
                                                                                                            ---------------
                                                                                                                165,215,340
                                                                                                            ---------------
  FRANCE 8.6%
  Accor SA ...................................         Hotels, Restaurants & Leisure              494,470        43,980,853
  AXA SA .....................................                   Insurance                      2,311,148       100,124,320
  Compagnie Generale des Etablissements
     Michelin, B .............................                Auto Components                   1,341,820       188,593,582
  France Telecom SA ..........................    Diversified Telecommunication Services        3,183,580        87,896,601
  Sanofi-Aventis .............................                Pharmaceuticals                   1,236,450       100,572,021
  Sanofi-Aventis, ADR ........................                Pharmaceuticals                       6,813           274,360
  Suez SA ....................................                Multi-Utilities                   1,478,380        85,015,665
  Suez SA, ADR ...............................                Multi-Utilities                       7,250           415,570
a Thomson SA .................................              Household Durables                  2,572,370        49,192,823
  Total SA, B ................................          Oil, Gas & Consumable Fuels               806,748        65,795,043
                                                                                                            ---------------
                                                                                                                721,860,838
                                                                                                            ---------------
  GERMANY 9.8%
  BASF AG ....................................                   Chemicals                        365,690        47,933,469
  Bayerische Motoren Werke AG ................                  Automobiles                     1,647,950       106,297,785
  Celesio AG .................................       Health Care Providers & Services           2,357,104       153,635,426
  Deutsche Post AG ...........................            Air Freight & Logistics               3,524,380       114,191,301


12 | Semiannual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                         INDUSTRY                         SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  GERMANY (CONTINUED)
  E.ON AG ....................................              Electric Utilities                    735,700   $   123,058,109
a Infineon Technologies AG ...................   Semiconductors & Semiconductor Equipment       4,780,650        79,259,109
  Muenchener Rueckversicherungs-
    Gesellschaft AG ..........................                   Insurance                        321,287        59,006,404
  Siemens AG .................................           Industrial Conglomerates                 978,790       140,483,832
                                                                                                            ---------------
                                                                                                                823,865,435
                                                                                                            ---------------
  HONG KONG 1.8%
  Cheung Kong (Holdings) Ltd. ................                  Real Estate                     2,550,000        33,395,148
  Cheung Kong (Holdings) Ltd., ADR ...........                  Real Estate                        31,535           412,987
  Hutchison Whampoa Ltd. .....................           Industrial Conglomerates               5,342,550        53,055,851
  Hutchison Whampoa Ltd., ADR ................           Industrial Conglomerates                   4,795           238,091
  Swire Pacific Ltd., A ......................                  Real Estate                     5,440,500        60,464,689
  Swire Pacific Ltd., B ......................                  Real Estate                       154,500           331,561
                                                                                                            ---------------
                                                                                                                147,898,327
                                                                                                            ---------------
  INDIA 4.9%
  Bharat Petroleum Corp. Ltd. ................          Oil, Gas & Consumable Fuels             3,541,756        29,719,288
  Housing Development Finance Corp. Ltd. .....          Thrifts & Mortgage Finance              3,668,470       183,781,068
  ICICI Bank Ltd. ............................               Commercial Banks                   4,935,848       116,353,253
  Satyam Computer Services Ltd. ..............                  IT Services                     6,695,072        77,201,904
  Satyam Computer Services Ltd., ADR .........                  IT Services                        95,400         2,362,104
                                                                                                            ---------------
                                                                                                                409,417,617
                                                                                                            ---------------
  ISRAEL 0.6%
a Check Point Software Technologies Ltd. .....                   Software                       2,073,240        47,290,604
                                                                                                            ---------------
  ITALY 2.4%
  Eni SpA ....................................          Oil, Gas & Consumable Fuels             2,433,040        88,578,368
  Mediaset SpA ...............................                     Media                        5,488,699        56,864,439
  UniCredito Italiano SpA ....................               Commercial Banks                   6,176,656        55,423,391
                                                                                                            ---------------
                                                                                                                200,866,198
                                                                                                            ---------------
  JAPAN 4.7%
  FUJIFILM Holdings Corp. ....................         Leisure Equipment & Products             1,053,900        47,151,874
  Hitachi Ltd. ...............................      Electronic Equipment & Instruments          6,516,000        46,295,319
  Hitachi Ltd., ADR ..........................      Electronic Equipment & Instruments              2,275           160,956
  Mitsubishi UFJ Financial Group Inc. ........               Commercial Banks                       3,442        38,009,987
  NEC Corp. ..................................            Computers & Peripherals               3,873,000        20,063,936
  NEC Corp., ADR .............................            Computers & Peripherals                  14,625            75,319
  Nintendo Co. Ltd. ..........................                   Software                         171,900        62,950,672
  Nomura Holdings Inc. .......................                Capital Markets                   1,731,200        33,736,998
  Sompo Japan Insurance Inc. .................                   Insurance                      3,473,000        42,554,155
  Sony Corp. .................................              Household Durables                  1,023,100        52,585,953
  Sony Corp., ADR ............................              Household Durables                      4,405           226,285
  Takeda Pharmaceutical Co. Ltd. .............                Pharmaceuticals                     763,500        49,348,057
                                                                                                            ---------------
                                                                                                                393,159,511
                                                                                                            ---------------
  MEXICO 1.0%
  Telefonos de Mexico SAB de CV (TELMEX),
    L, ADR ...................................    Diversified Telecommunication Services        2,220,074        84,118,604
                                                                                                            ---------------


                                                          Semiannual Report | 13

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                         INDUSTRY                         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  NETHERLANDS 6.3%
  ING Groep NV ...............................        Diversified Financial Services            2,548,410   $   113,093,297
  ING Groep NV, ADR ..........................        Diversified Financial Services               12,965           570,071
  Koninklijke Philips Electronics NV .........              Household Durables                  2,954,061       126,177,698
  Koninklijke Philips Electronics NV,
    N.Y. shs. ................................              Household Durables                     11,935           505,089
  SBM Offshore NV ............................          Energy Equipment & Services             2,308,110        88,403,424
  Unilever NV ................................                 Food Products                    3,797,500       118,517,705
  Unilever NV, N.Y. shs. .....................                 Food Products                        7,620           236,373
  Vedior NV ..................................        Commercial Services & Supplies            1,168,230        35,115,840
  Wolters Kluwer NV ..........................                     Media                        1,499,375        45,962,603
                                                                                                            ---------------
                                                                                                                528,582,100
                                                                                                            ---------------
  NORWAY 1.2%
a Telenor ASA ................................    Diversified Telecommunication Services        5,272,050       103,446,252
                                                                                                            ---------------
  PORTUGAL 0.7%
  Portugal Telecom SGPS SA ...................    Diversified Telecommunication Services        4,496,290        62,252,399
                                                                                                            ---------------
  SINGAPORE 1.9%
  DBS Group Holdings Ltd. ....................               Commercial Banks                   5,624,185        83,732,030
  DBS Group Holdings Ltd., ADR ...............               Commercial Banks                       7,605           453,828
a Flextronics International Ltd. .............      Electronic Equipment & Instruments          3,408,320        36,809,856
  Singapore Telecommunications Ltd. ..........    Diversified Telecommunication Services       16,342,000        36,281,172
                                                                                                            ---------------
                                                                                                                157,276,886
                                                                                                            ---------------
  SOUTH KOREA 6.0%
  Kookmin Bank ...............................               Commercial Banks                     900,573        79,052,354
  Kookmin Bank, ADR ..........................               Commercial Banks                     216,498        18,991,205
  Korea Electric Power Corp. .................              Electric Utilities                  1,146,540        50,880,117
  Korea Electric Power Corp., ADR ............              Electric Utilities                     12,195           267,071
  LG Electronics Inc. ........................              Household Durables                    938,340        77,594,086
  POSCO ......................................                Metals & Mining                     224,020       107,536,389
  POSCO, ADR .................................                Metals & Mining                       4,080           489,600
  Samsung Electronics Co. Ltd. ...............   Semiconductors & Semiconductor Equipment         270,520       165,726,074
                                                                                                            ---------------
                                                                                                                500,536,896
                                                                                                            ---------------
  SPAIN 3.7%
  Banco Santander Central Hispano SA .........               Commercial Banks                   4,618,890        85,579,002
  Repsol YPF SA ..............................          Oil, Gas & Consumable Fuels             2,520,610        99,783,256
  Telefonica SA ..............................    Diversified Telecommunication Services        5,433,139       121,622,092
  Telefonica SA, ADR .........................    Diversified Telecommunication Services            8,892           593,630
                                                                                                            ---------------
                                                                                                                307,577,980
                                                                                                            ---------------
  SWEDEN 3.7%
  Atlas Copco AB, A ..........................                   Machinery                      6,254,100       105,138,582
  Nordea Bank AB, FDR ........................               Commercial Banks                   7,277,378       114,447,737
  Securitas AB, B ............................        Commercial Services & Supplies            1,926,540        30,697,569
a Securitas Direct AB, B .....................         Diversified Consumer Services            1,926,540         5,210,138
  Securitas Systems AB, B ....................        Commercial Services & Supplies            1,926,540         6,590,120
  Swedbank AB, A .............................               Commercial Banks                   1,405,980        51,177,368
                                                                                                            ---------------
                                                                                                                313,261,514
                                                                                                            ---------------


14 | Semiannual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                         INDUSTRY                         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  SWITZERLAND 4.9%
  Adecco SA ..................................        Commercial Services & Supplies            1,031,040   $    80,135,266
  Lonza Group AG .............................                   Chemicals                        501,750        46,246,511
  Nestle SA ..................................                 Food Products                      267,320       101,969,566
  Nestle SA, ADR .............................                 Food Products                        2,310           221,125
  Novartis AG ................................                Pharmaceuticals                   1,791,480       101,184,562
  Swiss Reinsurance Co. ......................                   Insurance                        922,362        84,485,988
  Swiss Reinsurance Co., ADR .................                   Insurance                          3,295           301,814
  UBS AG .....................................                Capital Markets                       9,510           570,695
                                                                                                            ---------------
                                                                                                                415,115,527
                                                                                                            ---------------
  TAIWAN 1.1%
  Chinatrust Financial Holding Co. Ltd. ......               Commercial Banks                  47,578,000        37,202,101
  Chunghwa Telecom Co. Ltd., ADR .............    Diversified Telecommunication Services        1,247,929        23,535,941
  Compal Electronics Inc., GDR ...............            Computers & Peripherals               1,135,589         6,018,622
b Compal Electronics Inc., GDR, 144A .........            Computers & Peripherals               4,284,621        22,708,491
                                                                                                            ---------------
                                                                                                                 89,465,155
                                                                                                            ---------------
  UNITED KINGDOM 17.7%
  Aviva PLC ..................................                   Insurance                      2,439,080        36,420,542
  BAE Systems PLC ............................              Aerospace & Defense                 9,364,718        76,170,904
  BP PLC .....................................          Oil, Gas & Consumable Fuels             9,239,280       111,890,914
  British Sky Broadcasting Group PLC .........                     Media                        6,149,950        79,048,010
  Cadbury Schweppes PLC ......................                 Food Products                    5,278,910        72,092,909
  Compass Group PLC ..........................         Hotels, Restaurants & Leisure           14,860,370       103,188,475
  GlaxoSmithKline PLC ........................                Pharmaceuticals                   4,105,410       107,598,553
  HSBC Holdings PLC ..........................               Commercial Banks                   4,424,421        80,633,320
  HSBC Holdings PLC, ADR .....................               Commercial Banks                       3,790           347,808
  Invesco PLC ................................                Capital Markets                   3,236,560        42,023,437
  National Grid PLC ..........................                Multi-Utilities                   4,010,399        59,480,891
  Pearson PLC ................................                     Media                        3,511,000        59,442,599
a Rolls-Royce Group PLC ......................              Aerospace & Defense                13,555,704       146,604,455
a Rolls-Royce Group PLC, B ...................              Aerospace & Defense               802,497,676         1,643,932
  Royal Bank of Scotland Group PLC ...........               Commercial Banks                   8,770,980       111,504,197
  Royal Dutch Shell PLC, B, ADR ..............          Oil, Gas & Consumable Fuels             1,431,877       119,346,948
  Smiths Group PLC ...........................           Industrial Conglomerates               1,987,213        47,293,584
  Standard Chartered PLC .....................               Commercial Banks                   2,715,610        88,898,490
  Vodafone Group PLC .........................      Wireless Telecommunication Services        31,957,073       107,695,693
  Yell Group PLC .............................                     Media                        3,309,540        30,724,437
                                                                                                            ---------------
                                                                                                              1,482,050,098
                                                                                                            ---------------
  UNITED STATES 0.3%
  News Corp., A ..............................                     Media                        1,089,919        23,117,182
                                                                                                            ---------------
  TOTAL COMMON STOCKS
    (COST $3,706,118,700) ....................                                                                7,641,388,875
                                                                                                            ---------------


                                                          Semiannual Report | 15

Templeton Institutional Funds, Inc.

----------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 9.3%
  UNITED STATES
    (COST $418,916,770) 5.0%
c U.S. Treasury Bills, 8/02/07 - 11/29/07 ....                                              $ 426,616,000   $   418,968,204
                                                                                                            ---------------
  TOTAL INVESTMENTS BEFORE MONEY MARKET
    FUND (COST $4,125,035,470) ...............                                                                8,060,357,079
                                                                                                            ---------------

                                                                                            -------------
                                                                                                SHARES
                                                                                            -------------
  UNITED STATES (COST $362,566,030) 4.3%
d Franklin Institutional Fiduciary Trust Money
    Market Portfolio, 4.99% ..................                                                362,566,030       362,566,030
                                                                                                            ---------------
  TOTAL INVESTMENTS
    (COST $4,487,601,500) 100.4% .............                                                                8,422,923,109
  OTHER ASSETS, LESS LIABILITIES (0.4)% ......                                                                  (30,534,534)
                                                                                                            ---------------
  NET ASSETS 100.0% ..........................                                                              $ 8,392,388,575
                                                                                                            ===============

CURRENCY ABBREVIATIONS

EUR - Euro
FIM - Finnish Markka
SEK - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FDR - Foreign Depository Receipt
GDR - Global Depository Receipt

a Non-income producing for the twelve months ended June 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007 the value of this security was $22,708,491 representing 0.27% of net assets.

c The securities is traded on a discount basis with no stated coupon rate.

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

                                                                                        --------------
                                                                                            FOREIGN
                                                                                         EQUITY SERIES
                                                                                        --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................................   $4,125,035,470
      Cost - Sweep Money Fund (Note 7) ..............................................      362,566,030
                                                                                        --------------
      Total cost of investments .....................................................   $4,487,601,500
                                                                                        ==============
      Value - Unaffiliated issuers ..................................................   $8,060,357,079
      Value - Sweep Money Fund (Note 7) .............................................      362,566,030
                                                                                        --------------
      Total value of investments ....................................................    8,422,923,109
   Cash .............................................................................        1,318,557
   Foreign currency, at value (cost $515,699) .......................................          515,866
   Receivables:
      Capital shares sold ...........................................................        6,442,120
      Dividends .....................................................................       14,516,053
                                                                                        --------------
         Total assets ...............................................................    8,445,715,705
                                                                                        --------------
Liabilities:
   Payables:
   Investment securities purchased ..................................................            1,163
      Capital shares redeemed .......................................................       42,766,731
      Affiliates ....................................................................        5,165,884
   Deferred tax .....................................................................        4,418,931
   Accrued expenses and other liabilities ...........................................          974,421
                                                                                        --------------
         Total liabilities ..........................................................       53,327,130
                                                                                        --------------
            Net assets, at value ....................................................   $8,392,388,575
                                                                                        --------------
Net assets consist of:
   Paid-in capital ..................................................................   $4,135,948,449
   Undistributed net investment income ..............................................       17,309,101
   Net unrealized appreciation (depreciation) .......................................    3,931,012,761
   Accumulated net realized gain (loss) .............................................      308,118,264
                                                                                        --------------
            Net assets, at value ....................................................   $8,392,388,575
                                                                                        ==============
PRIMARY SHARES:
   Net assets, at value .............................................................   $8,392,376,683
                                                                                        ==============
   Shares outstanding ...............................................................      280,550,922
                                                                                        ==============
   Net asset value per share a ......................................................   $        29.91
                                                                                        ==============
SERVICE SHARES:
   Net assets, at value .............................................................   $       11,892
                                                                                        ==============
   Shares outstanding (excluding fractional shares) .................................              397
                                                                                        ==============
   Net asset value per share a ......................................................   $        29.91
                                                                                        ==============

a Redemption price is equal to net asset value less redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

                                                                                        --------------
                                                                                            FOREIGN
                                                                                         EQUITY SERIES
                                                                                        --------------
Investment income:
   Dividends (net of foreign taxes of $15,018,256)
      Unaffiliated issuers ..........................................................   $  153,498,552
      Sweep Money Fund (Note 7) .....................................................        6,847,252
   Interest (net of foreign taxes of $272) ..........................................        8,162,243
                                                                                        --------------
         Total investment income ....................................................      168,508,047
                                                                                        --------------
Expenses:
   Management fees (Note 3a) ........................................................       25,912,690
   Administrative fees (Note 3b) ....................................................        3,137,422
   Transfer agent fees (Note 3c) ....................................................           95,436
   Custodian fees (Note 4) ..........................................................        1,312,234
   Reports to shareholders ..........................................................           22,445
   Registration and filing fees .....................................................           66,341
   Professional fees ................................................................           87,429
   Directors' fees and expenses .....................................................           71,691
   Other ............................................................................           74,708
                                                                                        --------------
         Total expenses .............................................................       30,780,396
         Expense reductions (Note 4) ................................................           (7,943)
                                                                                        --------------
            Net expenses ............................................................       30,772,453
                                                                                        --------------
               Net investment income ................................................      137,735,594
                                                                                        --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................................      307,606,918
      Foreign currency transactions .................................................          850,913
                                                                                        --------------
         Net realized gain (loss) ...................................................      308,457,831
                                                                                        --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...................................................................      522,683,390
      Translation of assets and liabilities denominated in foreign currencies .......          (26,570)
   Change in deferred taxes on unrealized appreciation (depreciation) ...............         (593,404)
                                                                                        --------------
         Net change in unrealized appreciation (depreciation) .......................      522,063,416
                                                                                        --------------
Net realized and unrealized gain (loss) .............................................      830,521,247
                                                                                        --------------
Net increase (decrease) in net assets resulting from operations .....................   $  968,256,841
                                                                                        ==============


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           --------------------------------------
                                                                                                   FOREIGN EQUITY SERIES
                                                                                           --------------------------------------
                                                                                           SIX MONTHS ENDED
                                                                                             JUNE 30, 2007         YEAR ENDED
                                                                                              (UNAUDITED)      DECEMBER 31, 2006
                                                                                           --------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................................................   $    137,735,594    $     150,009,730
      Net realized gain (loss) from investments and foreign currency transactions ......        308,457,831          341,264,841
      Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred
         taxes .........................................................................        522,063,416        1,213,490,634
                                                                                           --------------------------------------
         Net increase (decrease) in net assets resulting from operations ...............        968,256,841        1,704,765,205
                                                                                           --------------------------------------
Distributions to shareholders from:
   Net investment income:
      Primary Shares ...................................................................        (17,821,999)        (191,899,440)
      Service Shares ...................................................................                (26)                (262)
   Net realized gains:
      Primary Shares ...................................................................        (36,200,231)        (343,352,663)
      Service Shares ...................................................................                (52)                (469)
                                                                                           --------------------------------------
Total distributions to shareholders ....................................................        (54,022,308)        (535,252,834)
                                                                                           --------------------------------------
Capital share transactions: (Note 2)
      Primary Shares ...................................................................        166,901,376         (104,014,174)
      Service Shares ...................................................................                 --               10,000
                                                                                           --------------------------------------
Total capital share transactions .......................................................        166,901,376         (104,004,174)
                                                                                           --------------------------------------

Redemption fees ........................................................................              5,669               18,250
                                                                                           --------------------------------------
         Net increase (decrease) in net assets .........................................      1,081,141,578        1,065,526,447
Net assets:
   Beginning of period .................................................................      7,311,246,997        6,245,720,550
                                                                                           --------------------------------------
   End of period .......................................................................   $  8,392,388,575    $   7,311,246,997
                                                                                           ======================================
Unditributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of period .......................................................................   $     17,309,101    $    (102,604,468)
                                                                                           ======================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of three separate funds. The Foreign Equity Series (the
Fund) included in this report is diversified. The financial statements of the remaining funds in TIFI are presented separately. The Fund offers two classes of shares: Primary and Service shares. Effective September 18, 2006, the Fund began offering a new class of shares, Service shares. Each class of shares differs by its voting rights on matters affecting a single class. Unlike Primary shares, Service shares bear a sub-transfer agency fee of up to 0.15% of the average daily net assets.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of


20 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                          Semiannual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


22 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by TIFI are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                                                          Semiannual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

2. CAPITAL STOCK

At June 30, 2007, there were 1.14 billion shares of TIFI authorized ($0.01 par value) of which 755 million shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                       -----------------------------------------------------------------
                                              SIX MONTHS ENDED                     YEAR ENDED
                                                JUNE 30, 2007                   DECEMBER, 31 2006
                                       -----------------------------------------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
                                       -----------------------------------------------------------------
PRIMARY SHARES:
   Shares sold .....................    27,295,161    $   756,497,092     43,115,685    $ 1,054,636,410
   Shares issued in reinvestment
      of distributions .............     1,835,305         48,286,888     18,348,681        477,022,238
   Shares redeemed .................   (22,703,173)   $  (637,882,604)   (67,262,525)    (1,635,672,822)
                                       -----------------------------------------------------------------
   Net increase (decrease) .........     6,427,293    $   166,901,376     (5,798,159)   $  (104,014,174)
                                       =================================================================
SERVICE SHARES: a
   Shares sold .....................            --    $            --            397    $        10,000
                                       -----------------------------------------------------------------
   Net increase (decrease) .........            --    $            --            397    $        10,000
                                       =================================================================

a For the period September 18, 2006 (effective date) to December 31, 2006.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
---------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

-----------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-----------------------------------------------------------------------------
          0.700%         Up to and including $1 billion
          0.680%         Over $1 billion, up to and including $5 billion
          0.660%         Over $5 billion, up to and including $10 billion
          0.640%         Over $10 billion, up to and including $15 billion
          0.620%         Over $15 billion, up to and including $20 billion
          0.600%         In excess of $20 billion


24 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Fund's aggregate average daily net assets of certain funds within TIFI as follows:

-----------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-----------------------------------------------------------------------------
          0.150%         Up to and including $200 million
          0.135%         Over $200 million, up to and including $700 million
          0.100%         Over $700 million, up to and including $1.2 billion
          0.075%         In excess of $1.2 billion

C. TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid transfer agent fees of $95,436, of which $19,059 was retained by Investor Services.

D. OTHER AFFILIATED TRANSACTIONS

At June 30, 2007, Franklin Advisers, Inc. (Advisers) owned 100% of the Fund's outstanding Service shares. Shares held by Advisers are not subject to sub-transfer agency fees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ............................    $ 4,608,319,094
                                                    ===============

Unrealized appreciation ........................    $ 3,859,688,139
Unrealized depreciation ........................        (45,084,124)
                                                    ---------------
Net unrealized appreciation (depreciation) .....    $ 3,814,604,015
                                                    ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                                                          Semiannual Report | 25

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2007, aggregated $471,766,019 and $648,613,319, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


26 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

9. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 27

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED)

FOREIGN EQUITY SERIES

A Special Meeting of the Shareholders of TIFI was held at the offices of Franklin Templeton Investmetns, One Franklin Parkway, San Mateo, California on March 21, 2007, and reconvened on April 11, 2007 and May 4, 2007. The purpose of the meeting was to elect Directors of TIFI and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of TIFI from a Maryland corporation to a Delaware statutory trust; to approve amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions.

At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of TIFI: Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of TIFI from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors*:

----------------------------------------------------------------------------------------------------------------
                                                       % OF        % OF                        % OF        % OF
                                                    OUTSTANDING    VOTED                    OUTSTANDING    VOTED
NAME                                    FOR           SHARES      SHARES       WITHHELD       SHARES      SHARES
----------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..............   248,604,209.907      56.714%    99.504%   1,238,634.630      0.283%     0.496%
Frank J. Crothers .............   248,615,128.967      56.717%    99.509%   1,227,715.570      0.280%     0.491%
Edith E. Holiday ..............   248,522,912.508      56.695%    99.472%   1,319,932.029      0.302%     0.528%
David W. Niemiec ..............   248,617,439.970      56.717%    99.510%   1,225,404.567      0.280%     0.490%
Frank A. Olson ................   248,596,694.870      56.712%    99.501%   1,246,149.667      0.285%     0.499%
Larry D. Thompson .............   248,613,976.963      56.716%    99.508%   1,228,867.574      0.281%     0.492%
Constantine D.Tseretopoulos ...   248,618,241.977      56.717%    99.510%   1,224,602.560      0.280%     0.490%
Robert E. Wade ................   248,620,592.994      56.718%    99.511%   1,222,251.543      0.279%     0.489%
Charles B. Johnson ............   248,606,437.912      56.715%    99.505%   1,236,406.625      0.282%     0.495%
Gregory E. Johnson ............   248,608,821.927      56.715%    99.506%   1,234,022.610      0.282%     0.494%


28 | Semiannual Report

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED) (CONTINUED)

FOREIGN EQUITY SERIES

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust*:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    196,016,094.389     44.718%      78.456%
Against ............................        913,941.977      0.209%       0.366%
Abstain ............................      2,782,166.171      0.634%       1.113%
Broker Non-Votes ...................     50,130,642.000     11.436%      20.065%
--------------------------------------------------------------------------------
TOTAL ..............................    249,842,844.537     56.997%     100.000%
--------------------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals)**:

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,755,085.221     38.580%      68.482%
Against ............................      3,917,625.955      1.416%       2.513%
Abstain ............................      5,363,880.224      1.938%       3.441%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,621,786.461     38.532%      68.397%
Against ............................      3,970,573.257      1.435%       2.547%
Abstain ............................      5,444,231.682      1.967%       3.492%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 29

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED) (CONTINUED)

FOREIGN EQUITY SERIES

(c) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,583,922.245     38.518%      68.372%
Against ............................      4,009,280.478      1.449%       2.572%
Abstain ............................      5,443,388.677      1.967%       3.492%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,884,241.557     38.626%      68.565%
Against ............................      3,714,403.197      1.343%       2.382%
Abstain ............................      5,437,946.646      1.965%       3.489%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    105,721,411.322     38.206%      67.819%
Against ............................      4,874,352.415      1.762%       3.127%
Abstain ............................      5,440,827.663      1.966%       3.490%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    105,669,481.563     38.187%      67.786%
Against ............................      4,924,260.163      1.780%       3.159%
Abstain ............................      5,442,849.674      1.967%       3.491%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------


30 | Semiannual Report

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 4, 2007 (UNAUDITED) (CONTINUED)

FOREIGN EQUITY SERIES

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,700,607.910     38.560%      68.447%
Against ............................      3,983,967.334      1.440%       2.556%
Abstain ............................      5,352,016.156      1.934%       3.433%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    106,752,180.340     38.579%      68.480%
Against ............................      3,933,292.909      1.421%       2.523%
Abstain ............................      5,351,118.151      1.934%       3.433%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions**:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                         SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    104,937,637.386     37.923%      67.316%
Against ............................      5,736,478.798      2.073%       3.680%
Abstain ............................      5,362,475.216      1.938%       3.440%
Broker Non-Votes ...................     39,851,592.000     14.402%      25.564%
--------------------------------------------------------------------------------
TOTAL ..............................    155,888,183.400     56.336%     100.000%
--------------------------------------------------------------------------------

* All TIFI funds voting together.

** Foreign Equity Series voting separately.


                                                          Semiannual Report | 31

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Foreign Equity Series, one of the three separate series comprising Templeton Institutional Funds, Inc. (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment


32 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for the Fund showed its investment performance in comparison with its Lipper selected performance universe during 2006, as well as during the previous 10 years ended December 31, 2006. The following summarizes the performance results for the Fund.


                                                          Semiannual Report | 33

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Lipper performance universe for Foreign Equity Series consisted of all retail and institutional international multi-cap core funds as designated by Lipper. The Lipper report for this Fund showed its total return during 2006 placed it in the highest quintile of its performance universe and on an annualized basis was also in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Foreign Equity Series showed the Fund's contractual investment management fee rate to be in the middle quintile of its expense group, but that its actual total expenses were in the least expensive quintile of its expense group. The Board was satisfied with the Fund's expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level


34 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Foreign Equity Series' management advisory fee schedule is at the rate of 0.70% on the first $1 billion of Fund net assets; 0.68% on the next $4 billion of Fund net assets; 0.66% on the next $5 billion of Fund net assets; 0.64% on the next $5 billion of Fund net assets; 0.62% on the next $5 billion of Fund net assets; and 0.60% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services which starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2006, this Fund's net assets were approximately $7 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with this Fund and its shareholders.


                                                          Semiannual Report | 35

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


36 | Semiannual Report

     [LOGO](R)       FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON   600 Fifth Avenue
   INSTITUTIONAL     New York, NY 10020

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.


ZT454 S2007 08/07










                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                                                  SEMIANNUAL REPORT | 06 30 2007
--------------------------------------------------------------------------------

                                       -----------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

                                       -----------------------------------------

                                             Emerging Markets Series

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

SEMIANNUAL REPORT

TIFI Emerging Markets Series ..............................................    1

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Meeting of Shareholders ...................................................   27

Shareholder Information ...................................................   32

--------------------------------------------------------------------------------

Semiannual Report

TIFI Emerging Markets Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market companies.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asia ..................................................................    32.8%
Europe ................................................................    27.9%
Latin America .........................................................    21.2%
Middle East & Africa ..................................................    14.1%
Short-Term Investments & Other Net Assets .............................     4.0%

--------------------------------------------------------------------------------

This semiannual report for Templeton Institutional Funds, Inc. (TIFI) Emerging Markets Series (the Fund) covers the period ended June 30, 2007.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

TIFI Emerging Markets Series posted a +15.02% cumulative total return for the six months ended June 30, 2007. The Fund underperformed the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which returned +18.83% and +17.75% during the same period. 1

ECONOMIC AND MARKET OVERVIEW

During the six months under review, emerging market equities recorded strong positive performance, despite volatility in Asia. A sharp sell-off in China's Shanghai (A shares) stock market in late February triggered widespread selling that resonated throughout the global markets. Furthermore, investor concerns about weakness in the U.S. subprime mortgage market and its implications for the greater economy, as well as currency volatility, led to more selling. Although some investors chose to lock in gains accrued over the past few years, most concerns proved to be short-lived as investor confidence was restored in the second half of the reporting period. Many market participants used the correction as an opportunity to build positions at more attractive prices, and the markets recovered.

In February, China's A shares market correction preceded the annual National People's Congress meeting in March against an uncertain backdrop of feverish growth rates and record high valuations. The government attempted to cool the economy by tripling the stamp duty paid on share transactions to 0.3%, which subsequently, in May, led to the Chinese stock market's largest single-day decline since February. Although both corrections were relatively brief, the scope of February's adjustment was widespread, whereas May's drop was limited mostly to Asia.

On a country basis, Latin American markets were among the top performers as the region continued to experience net fund inflows and major regional currencies strengthened against the U.S. dollar. In Asian markets, China, South Korea and Thailand outperformed their emerging market counterparts despite political conflict in Thailand and concerns of a potentially overheating economy in China. Key European markets such as Turkey, Poland and Hungary recorded robust performances, while Russian equities ended the period lower. Investors were cautious and stayed on the sidelines in Russia due

1. Source: Standard & Poor's Micropal. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Semiannual Report
to negative media exposure, an unsuccessful Russia-European Union summit and strained relations with the U.S. Despite South Africa's strong year-over-year growth statistics, its economy lost momentum during the first half of the reporting period primarily due to the nation's deteriorating inflationary outlook. South Africa's stock market lagged those of other emerging markets.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value, and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an "action list" from which we make our buy decisions. Before we make a purchase, we generally look at the company's price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

During the six months under review, strong performance of the Fund's investments in the materials, energy, telecommunication services and bank sectors contributed to Fund returns. 2 Notably, many of the Fund's top sector contributors were also among the Fund's leading individual contributors to absolute performance during the review period. In the materials sector, growing global demand for commodities drove the performance of Fund holdings in global diversified mining company Companhia Vale do Rio Doce (Brazil) and metals producer Aluminum Corp. of China (or Chalco). Likewise, the Fund benefited from leading South Korean energy company SK Corp. and Turkish oil refiner Tupras-Turkiye Petrol Rafineleri as energy prices rose. These companies benefited from a rebound in oil and commodity prices during the reporting period and growing demand for energy and metals in China as well as other emerging market economies.

Telecommunication services companies that performed well during the review period included Malaysia-based Maxis Communications, a new Fund position in Latin America-based wireless services provider America Movil, and Turkey's dominant wireless telecommunications operator, Turkcell Iletisim Hizmetleri. The Fund exited its Maxis position in a tender offer during the review

2. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The energy sector comprises energy equipment and services, and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The bank sector comprises commercial banks in the SOI.

TOP 10 COUNTRIES
6/30/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Brazil                                                                    13.6%
--------------------------------------------------------------------------------
South Africa                                                              13.3%
--------------------------------------------------------------------------------
China                                                                     12.1%
--------------------------------------------------------------------------------
Turkey                                                                     9.7%
--------------------------------------------------------------------------------
Russia                                                                     7.9%
--------------------------------------------------------------------------------
Taiwan                                                                     7.7%
--------------------------------------------------------------------------------
Mexico                                                                     6.5%
--------------------------------------------------------------------------------
South Korea                                                                4.4%
--------------------------------------------------------------------------------
Hungary                                                                    4.0%
--------------------------------------------------------------------------------
India                                                                      3.5%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 3

TOP 10 EQUITY HOLDINGS
6/30/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Remgro Ltd.                                                                3.3%
   DIVERSIFIED FINANCIAL SERVICES,
   SOUTH AFRICA
--------------------------------------------------------------------------------
Mining and Metallurgical Co.                                               3.0%
Norilsk Nickel
   METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
Akbank TAS                                                                 2.9%
   COMMERCIAL BANKS, TURKEY
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H                                                     2.8%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR,                                           2.7%
pfd., A
   METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR, pfd.                                          2.7%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
Aluminum Corp. of China Ltd., H                                            2.6%
   METALS & MINING, CHINA
--------------------------------------------------------------------------------
America Movil SAB de CV, L, ADR                                            2.4%
   WIRELESS TELECOMMUNICATION SERVICES,
   MEXICO
--------------------------------------------------------------------------------
Anglo American PLC                                                         2.2%
   METALS & MINING, U.K.
--------------------------------------------------------------------------------
SK Corp.                                                                   1.9%
   OIL, GAS & CONSUMABLE FUELS,
   SOUTH KOREA
--------------------------------------------------------------------------------

period, thereby eliminating its Malaysian exposure. Within banks, the Fund benefited from the strong stock price appreciation of its holdings in Akbank (Turkey) and OTP Bank (Hungary).

Geographically, our investments in Turkey, Brazil and China made noteworthy contributions to performance. In addition to the previously mentioned Fund holdings, Arcelik, Turkey's largest home appliance manufacturer; Petroleo Brasileiro (or Petrobras), Brazil's national oil and gas company; and Shanghai Industrial Holdings, a major Chinese conglomerate with industrial, retail, infrastructure and pharmaceuticals operations, were strong regional performers that supported absolute Fund returns.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund also had some detractors. On a sector basis, Fund investments in retail, software and services, and real estate weighed on performance. 3 New Fund positions in South Africa's Foschini and India's Tata Consultancy Services were major detractors in the retail and software and services sectors, as both stocks declined in value for the time that we held them. However, at period-end, we continued to hold these stocks consistent with our long-term strategy, as we believed both companies were well positioned to benefit from growing demand for their respective products and services. For example, a large number of new shopping centers in South Africa was positive for Foschini, a major fashion, cosmetics and jewelry retailer, as it opened several new stores and sales were strong. In addition, we believed the continued outsourcing trend to Indian Internet technology consulting companies such as Tata Consultancy could benefit the company.

3. The retail sector comprises specialty retail in the SOI. The software and services sector comprises IT services in the SOI. The real estate sector comprises real estate management and development in the SOI.


4 | Semiannual Report

By country, the Fund's exposure to United Arab Emirates (UAE) was a key detractor from performance. The Fund had only one UAE holding, major regional real estate developer Emaar Properties, which also was a new holding during the reporting period. We invested in Emaar Properties based on our belief that it was well positioned to gain from rapid development in the Gulf region. Emaar was also the Fund's only detractor in the real estate sector.

Contrary to the dominant global trend in higher oil and commodity prices, it was notable that Russian oil companies LUKOIL and Gazprom were among the Fund's leading detractors from performance. In addition, the Fund's investment in South Korean semiconductor company Samsung Electronics also weighed on Fund results during the reporting period. By period-end, the Fund no longer held positions in Gazprom and Samsung Electronics.

One of our major investment themes focused on high oil and commodity prices, which led us to increase some holdings in the oil, gas and consumable fuels, and metals and mining industries. We believed the trend of growing global demand for energy and metals could drive higher corporate earnings and thus higher equity prices for companies in these industries. As a result, we made significant investments in Mining and Metallurgical Co. Norilsk Nickel (Russia), one of the world's largest platinum companies and nickel producers, China Petroleum and Chemical (or Sinopec), China's largest integrated energy company, and OMV (Austria), one of Central and Eastern Europe's leading oil and gas groups.

The growing consumer sector in emerging markets was another investment theme this reporting period. Based on our belief that the trend in growing demand for consumer products and services will continue, we increased our holdings in the retail, consumer services and telecommunication services sectors. 4 Key purchases included the aforementioned Foschini and America Movil as well as Grupo Televisa, one of Latin America's largest media groups.

During the six months under review, the Fund substantially increased its Latin American exposure in Brazil, Mexico and Argentina. We believed the region should continue to benefit from greater investment inflows and from high commodity prices for the region's exports. The Brazilian government's recently established US$236 billion growth acceleration program, which focused on infrastructure investment as a means to stimulate sustainable future economic growth, was also positive for the nation's outlook. We also increased the Fund's exposure to some South African companies as we

4. The consumer services sector comprises hotels, restaurants and leisure in the SOI.


                                                           Semiannual Report | 5
believed rising middle-class incomes and greater domestic demand should lead to higher consumption. In Asia, the Fund added to its investments in India and China via Hong Kong-listed H shares. Both countries continued to record robust economic growth and greater domestic demand, which we believed should benefit their consumer-related sectors.

We thank you for your continued participation in the Fund and look forward to serving your future investment needs.

[PHOTO OMITTED]     /s/ Mark Mobius

                    Mark Mobius
                    Executive Chairman
                    Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: TEEMX                                    CHANGE    6/30/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$2.37     $23.23     $20.86
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.1732
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.2808
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.1866
--------------------------------------------------------------------------------
           TOTAL                    $0.6406
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------
                                          6-MONTH       1-YEAR       5-YEAR      10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 2                  +15.02%      +39.77%     +251.85%     +131.56%
------------------------------------------------------------------------------------------
Average Annual Total Return 3              +15.02%      +42.82%      +30.62%       +9.55%
------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4       $1,150,218   $1,397,662   $3,518,488   $2,315,638
------------------------------------------------------------------------------------------
    Total Annual Operating Expenses 5                      1.42%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL
1-800/321-8563.

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                           Semiannual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                                 VALUE 1/1/07     VALUE 6/30/07    PERIOD* 1/1/07-6/30/07
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,150.20              $7.52
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,017.80              $7.05
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.41% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                           Semiannual Report | 9

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS SERIES

                                                  ----------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED
                                                  JUNE 30, 2007                       YEAR ENDED DECEMBER 31,
                                                   (UNAUDITED)         2006          2005           2004          2003         2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........  $    20.86     $    18.93    $    15.09     $    12.18    $     8.10   $     8.08
                                                  ----------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.27           0.44          0.33           0.21          0.24         0.14

   Net realized and unrealized gains (losses) ..        2.74           4.96          3.89           2.97          4.10         0.02
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............        3.01           5.40          4.22           3.18          4.34         0.16
                                                  ----------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.17)         (0.54)        (0.38)         (0.27)        (0.26)       (0.14)

   Net realized gains ..........................       (0.47)         (2.93)           --             --            --           --
                                                  ----------------------------------------------------------------------------------
Total distributions ............................       (0.64)         (3.47)        (0.38)         (0.27)        (0.26)       (0.14)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................          -- e           -- e          -- e           -- e          --           --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................  $    23.23     $    20.86    $    18.93     $    15.09    $    12.18   $     8.10
                                                  ==================================================================================

Total return c .................................       15.02%         29.07%        28.09%         26.40%        53.84%        1.96%

RATIOS TO AVERAGE NET ASSETS d

Expenses .......................................        1.41% f        1.42% f       1.42% f        1.45% f       1.46%        1.49%

Net investment income ..........................        2.57%          2.09%         1.98%          1.62%         2.52%        1.67%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............  $3,530,406     $3,209,602    $2,841,536     $2,063,532    $2,092,229   $1,234,595

Portfolio turnover rate ........................       40.49%         40.84%        36.42%         52.07%        46.83%       53.36%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


10 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                              INDUSTRY                     SHARES/RIGHTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.1%
    COMMON STOCKS AND RIGHTS 86.4%
    ARGENTINA 0.5%
    Tenaris SA, ADR ................................           Energy Equipment & Services                  338,897   $ 16,592,397
                                                                                                                      -------------
    AUSTRIA 1.4%
    Erste Bank der oesterreichischen
      Sparkassen AG ................................                 Commercial Banks                       180,530     14,122,233
    OMV AG .........................................           Oil, Gas & Consumable Fuels                  527,470     35,329,815
                                                                                                                      -------------
                                                                                                                        49,452,048
                                                                                                                      -------------
    BRAZIL 4.2%
    AES Tiete SA ...................................   Independent Power Producers & Energy Traders     272,905,392     10,397,878
    Companhia de Bebidas das Americas
      (AmBev) (Taxable) ............................                    Beverages                            89,284         62,482
    Companhia de Bebidas das Americas
      (AmBev) (Non Taxable) ........................                    Beverages                        19,254,591     13,724,049
    CPFL Energia SA ................................                Electric Utilities                      861,059     17,300,631
    Localiza Rent a Car SA .........................                   Road & Rail                          988,956     11,150,170
a,b Marfrig Frigorificos e Comercio De Alimentos
      SA, 144A .....................................             Food & Staples Retailing                 1,150,200     10,917,092
    Natura Cosmeticos SA ...........................                Personal Products                     3,379,801     49,056,258
    Porto Seguro SA ................................                    Insurance                            15,857        608,272
    Souza Cruz SA ..................................                     Tobacco                          1,259,703     30,233,917
a,b Wilson Sons Ltd., IDR, 144A ....................          Transportation Infrastructure                 386,597      5,611,278
                                                                                                                      -------------
                                                                                                                       149,062,027
                                                                                                                      -------------
    CHINA 12.1%
    Aluminum Corp. of China Ltd., H ................                 Metals & Mining                     54,086,000     91,168,226
  a Bank of China Ltd., H ..........................                 Commercial Banks                     6,959,000      3,453,200
    China Mobile Ltd. ..............................       Wireless Telecommunication Services            3,208,448     34,447,598
  a China Molybdenum Co. Ltd., H ...................                 Metals & Mining                      9,084,000     17,542,735
    China Petroleum and Chemical Corp., H ..........           Oil, Gas & Consumable Fuels               58,572,000     64,796,179
    China Shenhua Energy Co. Ltd., H ...............           Oil, Gas & Consumable Fuels                  327,000      1,141,704
    China Telecom Corp. Ltd., H ....................      Diversified Telecommunication Services         56,982,000     33,522,682
    CNOOC Ltd. .....................................           Oil, Gas & Consumable Fuels               32,849,000     37,221,949
    Denway Motors Ltd. .............................                   Automobiles                       37,817,000     17,895,014
    PetroChina Co. Ltd., H .........................           Oil, Gas & Consumable Fuels               67,354,000     99,233,681
    Shanghai Industrial Holdings Ltd. ..............             Industrial Conglomerates                 5,830,000     22,368,303
    Travelsky Technology Ltd., H ...................                   IT Services                        6,612,000      5,657,209
                                                                                                                      -------------
                                                                                                                       428,448,480
                                                                                                                      -------------
    CZECH REPUBLIC 0.1%
    Philip Morris CR AS ............................                     Tobacco                             10,168      5,286,614
                                                                                                                      -------------
    EGYPT 0.0% c
    Commercial International Bank Ltd. .............                 Commercial Banks                        33,930        363,589
                                                                                                                      -------------
    HONG KONG 0.9%
    Cheung Kong (Holdings) Ltd. ....................                   Real Estate                          537,000      7,032,625
    Cheung Kong Infrastructure Holdings Ltd. .......                Electric Utilities                    1,838,000      6,781,637
    Dairy Farm International Holdings Ltd. .........             Food & Staples Retailing                 1,975,419      8,928,894
    Hopewell Holdings Ltd. .........................          Transportation Infrastructure               1,801,000      7,347,636
                                                                                                                      -------------
                                                                                                                        30,090,792
                                                                                                                      -------------


                                                          Semiannual Report | 11

Templeton Institutional Funds, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                           INDUSTRY                        SHARES/RIGHTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    HUNGARY 4.0%
    Magyar Telekom PLC .............................   Diversified Telecommunication Services             5,702,593   $ 31,089,146
    MOL Hungarian Oil and Gas Nyrt. ................        Oil, Gas & Consumable Fuels                     329,249     49,970,946
    OTP Bank Ltd. ..................................              Commercial Banks                          939,723     54,578,181
    Richter Gedeon Nyrt. ...........................              Pharmaceuticals                            32,338      6,502,682
                                                                                                                      -------------
                                                                                                                       142,140,955
                                                                                                                      -------------
    INDIA 3.5%
    Ashok Leyland Ltd. .............................                 Machinery                            8,992,878      8,388,175
    Gail India Ltd. ................................               Gas Utilities                          1,933,380     14,715,634
    Hero Honda Motors Ltd. .........................                Automobiles                              41,559        706,477
    Hindalco Industries Inc. .......................              Metals & Mining                           149,936        592,529
    Hindustan Unilever Ltd. ........................             Household Products                       1,158,382      5,398,160
    Indian Oil Corp. Ltd. ..........................        Oil, Gas & Consumable Fuels                     684,145      7,482,124
    National Aluminium Co. Ltd. ....................              Metals & Mining                           815,048      5,209,067
    Oil & Natural Gas Corp. Ltd. ...................        Oil, Gas & Consumable Fuels                   1,291,353     28,747,541
    Shipping Corp. of India Ltd. ...................                   Marine                               237,500      1,144,278
  a Tata Chemicals Ltd. ............................                 Chemicals                              110,600        679,839
    Tata Consultancy Services Ltd. .................                IT Services                           1,643,400     46,605,242
    Tata Motors Ltd. ...............................                 Machinery                              293,300      4,847,321
                                                                                                                      -------------
                                                                                                                       124,516,387
                                                                                                                      -------------
    ISRAEL 0.1%
  a Taro Pharmaceutical Industries Ltd. ............              Pharmaceuticals                           600,210      3,991,396
                                                                                                                      -------------
    MEXICO 6.5%
    America Movil SAB de CV, L, ADR ................                Road & Rail                           1,386,078     85,839,811
    Cemex SAB de CV, CPO, ADR ......................           Construction Materials                       462,067     17,050,272
    Grupo Modelo SAB de CV, C ......................                 Beverages                            3,180,196     17,323,670
    Grupo Televisa SA ..............................                   Media                              2,983,550     16,487,211
    Kimberly Clark de Mexico SAB de CV, A ..........             Household Products                      11,648,514     50,676,653
    Telefonos de Mexico SAB de CV (TELMEX),
      L, ADR .......................................   Diversified Telecommunication Services             1,120,658     42,461,732
                                                                                                                      -------------
                                                                                                                       229,839,349
                                                                                                                      -------------
    PAKISTAN 0.7%
    Oil & Gas Development Co. Ltd. .................        Oil, Gas & Consumable Fuels                     208,558        412,911
    Pakistan Telecommunications Corp., A ...........   Diversified Telecommunication Services            25,594,333     24,109,684
                                                                                                                      -------------
                                                                                                                        24,522,595
                                                                                                                      -------------
    PANAMA 0.3%
    Banco Latinoamericano de Exportaciones
      SA, E ........................................              Commercial Banks                          470,100      8,837,880
                                                                                                                      -------------
    PHILIPPINES 0.8%
    San Miguel Corp., B ............................                 Beverages                           15,588,998     27,656,812
                                                                                                                      -------------
    POLAND 0.6%
  a Polski Koncern Naftowy Orlen SA ................        Oil, Gas & Consumable Fuels                   1,001,256     19,755,724
                                                                                                                      -------------
    RUSSIA 7.9%
    Bank Of Moscow .................................              Commercial Banks                           35,328      2,047,075
  b Evraz Group SA, GDR, 144A ......................              Metals & Mining                           462,125     18,970,231


12 | Semiannual Report

Templeton Institutional Funds, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                         INDUSTRY                          SHARES/RIGHTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    RUSSIA (CONTINUED)
    LUKOIL, ADR ....................................       Oil, Gas & Consumable Fuels                      503,120   $ 38,362,900
    LUKOIL, ADR (London Exchange) ..................       Oil, Gas & Consumable Fuels                       15,000      1,143,000
    Mining and Metallurgical Co. Norilsk Nickel ....             Metals & Mining                            505,885    105,729,965
    Mobile Telesystems, ADR ........................   Wireless Telecommunication Services                  274,800     16,644,636
    Novolipetsk Steel (NLMK) .......................             Metals & Mining                          6,404,050     18,891,948
    OAO TMK, GDR ...................................       Energy Equipment & Services                      187,000      6,821,760
    TNK-BP .........................................       Oil, Gas & Consumable Fuels                   10,512,280     23,021,893
  a Unified Energy Systems .........................            Electric Utilities                       13,393,400     18,148,057
  a Vsmpo-Avisma Corp. .............................             Metals & Mining                              6,719      2,040,038
a,b VTB Bank OJSC, 144A, GDR .......................             Commercial Banks                           728,538      7,999,347
  a VTB Bank OJSC, GDR .............................             Commercial Banks                         1,805,000     19,818,900
                                                                                                                      -------------
                                                                                                                       279,639,750
                                                                                                                      -------------
    SINGAPORE 1.1%
    ComfortDelGro Corp. Ltd. .......................               Road & Rail                           15,817,000     22,515,302
    Fraser and Neave Ltd. ..........................         Industrial Conglomerates                     4,377,290     15,577,545
                                                                                                                      -------------
                                                                                                                        38,092,847
                                                                                                                      -------------
    SOUTH AFRICA 13.3%
  a Aspen Pharmacare Holdings Ltd. .................             Pharmaceuticals                          2,440,540     12,783,914
    Barloworld Ltd. ................................         Industrial Conglomerates                       317,650      8,857,332
    Foschini Ltd. ..................................             Specialty Retail                         3,193,790     27,580,061
    Imperial Holdings Ltd. .........................         Air Freight & Logistics                      1,634,561     33,732,342
    JD Group Ltd. ..................................             Specialty Retail                         3,348,573     33,646,879
    Kersaf Investments Ltd. ........................      Hotels, Restaurants & Leisure                     347,735      7,210,641
    Lewis Group Ltd. ...............................             Specialty Retail                         2,597,455     22,610,542
    Massmart Holdings Ltd. .........................         Food & Staples Retailing                     1,650,509     20,161,207
    MTN Group Ltd. .................................   Wireless Telecommunication Services                3,724,636     50,821,643
    Naspers Ltd., N ................................                  Media                               1,136,521     29,277,682
    Nedbank Group Ltd. .............................             Commercial Banks                         1,705,981     31,873,955
    Remgro Ltd. ....................................      Diversified Financial Services                  4,421,404    118,217,016
    Reunert Ltd. ...................................    Electronic Equipment & Instruments                1,608,978     17,285,411
    Standard Bank Group Ltd. .......................             Commercial Banks                           759,919     10,573,254
    Tiger Brands Ltd. ..............................              Food Products                           1,131,735     29,074,296
    Truworths International Ltd. ...................             Specialty Retail                         3,061,865     15,818,552
                                                                                                                      -------------
                                                                                                                       469,524,727
                                                                                                                      -------------
    SOUTH KOREA 4.4%
    GS Holdings Corp. ..............................       Oil, Gas & Consumable Fuels                      167,800      8,154,800
    Hana Financial Group Inc. ......................             Commercial Banks                           185,216      9,031,260
    Kangwon Land Inc. ..............................      Hotels, Restaurants & Leisure                   1,540,438     35,764,039
    Shinhan Financial Group Co. Ltd. ...............             Commercial Banks                           613,470     37,316,824
    SK Corp. .......................................       Oil, Gas & Consumable Fuels                      456,880     66,511,917
                                                                                                                      -------------
                                                                                                                       156,778,840
                                                                                                                      -------------
    SWEDEN 1.2%
    Oriflame Cosmetics SA, SDR .....................            Personal Products                           886,114     41,775,223
                                                                                                                      -------------


                                                          Semiannual Report | 13

Templeton Institutional Funds, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                            INDUSTRY                       SHARES/RIGHTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    TAIWAN 7.7%
    Catcher Technology Co. Ltd. ....................           Computers & Peripherals                      192,000   $  1,803,299
    D-Link Corp. ...................................           Communications Equipment                  13,318,039     31,728,987
    MediaTek Inc. ..................................   Semiconductors & Semiconductor Equipment           1,638,120     25,617,515
    Novatek Microelectronics Corp. Ltd. ............   Semiconductors & Semiconductor Equipment           3,422,000     17,977,520
    President Chain Store Corp. ....................           Food & Staples Retailing                  13,551,010     38,740,823
    Realtek Semiconductor Corp. ....................   Semiconductors & Semiconductor Equipment           3,139,086     15,628,314
    Siliconware Precision Industries Co. ...........   Semiconductors & Semiconductor Equipment          23,088,001     49,222,433
    Sunplus Technology Co. Ltd. ....................   Semiconductors & Semiconductor Equipment          10,952,111     27,397,003
    Taiwan Mobile Co. Ltd. .........................     Wireless Telecommunication Services              6,964,878      8,562,503
    Taiwan Semiconductor Manufacturing Co.
      Ltd. .........................................   Semiconductors & Semiconductor Equipment          18,687,640     40,468,958
    United Microelectronics Corp. ..................   Semiconductors & Semiconductor Equipment          23,219,000     14,077,494
                                                                                                                      -------------
                                                                                                                       271,224,849
                                                                                                                      -------------
    THAILAND 1.6%
    Kasikornbank Public Co. Ltd., fgn. .............               Commercial Banks                       8,024,300     17,780,129
    Siam Cement Public Co. Ltd., fgn. ..............            Construction Materials                    2,678,136     20,789,006
    Siam Commercial Bank Public Co. Ltd.,
      fgn. .........................................               Commercial Banks                       1,354,500      2,863,968
    Thai Airways International Public Co. Ltd.,
      fgn. .........................................                   Airlines                           4,039,100      5,059,843
    Thai Beverages Co. Ltd.,fgn. ...................                  Beverages                          49,346,000      8,377,655
  a True Corp. Public Co. Ltd., fgn., rts.,
      3/28/08 ......................................    Diversified Telecommunication Services            2,088,420             --
                                                                                                                      -------------
                                                                                                                        54,870,601
                                                                                                                      -------------
    TURKEY 9.7%
    Akbank TAS .....................................               Commercial Banks                      18,682,088    103,907,991
    Anadolu Efes Biracilik Ve Malt Sanayii AS ......                  Beverages                             350,244     14,009,760
    Arcelik AS, Br. ................................              Household Durables                      4,747,414     40,872,974
  a Hurriyet Gazete ................................                    Media                               574,500      1,593,280
    Tupras-Turkiye Petrol Rafineleri AS ............         Oil, Gas & Consumable Fuels                  2,764,660     66,351,840
  a Turk Hava Yollari Anonim Ortakligi .............                   Airlines                             828,000      6,087,771
a,b Turk Hava Yollari Anonim Ortakligi, 144A .......                   Airlines                           3,314,000     24,365,791
    Turkcell Iletisim Hizmetleri AS ................     Wireless Telecommunication Services              7,308,948     49,283,192
    Turkiye Vakiflar Bankasi T.A.O., D .............               Commercial Banks                      14,254,815     36,709,543
                                                                                                                      -------------
                                                                                                                       343,182,142
                                                                                                                      -------------
    UNITED ARAB EMIRATES 0.7%
    Emaar Properties PJSC ..........................                 Real Estate                          7,337,191     23,672,547
                                                                                                                      -------------
    UNITED KINGDOM 3.0%
    Anglo American PLC .............................               Metals & Mining                        1,366,284     79,192,257
    HSBC Holdings PLC ..............................               Commercial Banks                         335,735      6,118,637
    Provident Financial PLC ........................               Consumer Finance                       1,646,603     23,231,359
                                                                                                                      -------------
                                                                                                                       108,542,253
                                                                                                                      -------------
    UNITED STATES 0.1%
    CTC Media Inc. .................................                    Media                                81,021      2,198,910
                                                                                                                      -------------


14 | Semiannual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                            INDUSTRY                       SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    TOTAL COMMON STOCKS AND RIGHTS
      (COST $2,010,873,550) ........................                                                                 $3,050,059,734
                                                                                                                     ---------------
    PREFERRED STOCKS 9.7%
    BRAZIL 9.4%
    Banco Bradesco SA, ADR, pfd. ...................                Commercial Banks                      2,118,104      51,067,487
    Companhia Vale do Rio Doce, ADR, pfd., A .......                Metals & Mining                       2,563,000      96,625,100
    Investimentos Itau SA, pfd. ....................                Commercial Banks                      8,270,691      51,919,584
    Itausa - Investimentos Itau S.A., ADR, pfd. ....                Commercial Banks                         54,746         338,562
    Petroleo Brasileiro SA, ADR, pfd. ..............          Oil, Gas & Consumable Fuels                   883,735      94,276,850
    Unibanco - Uniao de Bancos Brasileiros SA,
      GDR, pfd. ....................................                Commercial Banks                        330,400      37,292,248
                                                                                                                     ---------------
                                                                                                                        331,519,831
                                                                                                                     ---------------
    CHILE 0.3%
    Embotelladora Andina SA, pfd., A ...............                   Beverages                          3,550,054      11,709,021
                                                                                                                     ---------------
    TOTAL PREFERRED STOCKS
      (COST $170,646,561) ..........................                                                                    343,228,852
                                                                                                                     ---------------
    TOTAL LONG TERM INVESTMENTS
      (COST $2,181,520,111) ........................                                                                  3,393,288,586
                                                                                                                     ---------------

                                                                                                   ----------------
                                                                                                   PRINCIPAL AMOUNT
                                                                                                   ----------------
    SHORT TERM INVESTMENTS 3.4%
    UNITED STATES 3.4%
  d FHLB, 7/02/07 - 7/31/07 ........................                                                  $  76,123,000      75,908,025
  d FNMA, 11/09/07 .................................                                                     46,000,000      45,158,660
                                                                                                                     ---------------
    TOTAL SHORT TERM INVESTMENTS
      (COST $121,021,850) ..........................                                                                    121,066,685
    TOTAL INVESTMENTS
      (COST $2,302,541,961) 99.5% ..................                                                                  3,514,355,271
    OTHER ASSETS, LESS LIABILITIES 0.5% ............                                                                     16,050,536
                                                                                                                     ---------------
    NET ASSETS 100.0% ..............................                                                                 $3,530,405,807
                                                                                                                     ===============

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
CPO  - Certificates of Ordinary Participation
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
GDR  - Global Depository Receipt
IDR  - International Depository Receipt
SDR  - Swedish Depository Receipt

a Non-income producing for the twelve months ended June 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007, the aggregate value of these securities was $67,863,739 representing 1.92% of net assets.

c Rounds to less than 0.1% of net assets.

d The security is traded on a discount basis with no stated coupon rate.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

                                                                                        ---------------
                                                                                           EMERGING
                                                                                        MARKETS SERIES
                                                                                        ---------------
Assets:
   Investments in securities:
      Cost ..........................................................................   $2,302,541,961
                                                                                        ---------------
      Value .........................................................................   $3,514,355,271
   Foreign currency, at value (cost $19,077,192) ....................................       19,089,076
   Receivables:
      Investment securities sold ....................................................       49,920,490
      Capital shares sold ...........................................................        1,132,223
      Dividends .....................................................................        8,645,647
      Foreign tax ...................................................................           37,502
   Unrealized gain on swap agreements (Note 7) ......................................           20,081
                                                                                        ---------------
         Total assets ...............................................................    3,593,200,290
                                                                                        ---------------
Liabilities:
   Payables:
      Investment securities purchased ...............................................       53,933,326
      Capital shares redeemed .......................................................        4,360,312
      Affiliates ....................................................................        3,722,020
   Funds advanced by custodian ......................................................           13,560
   Deferred tax .....................................................................           98,591
   Accrued expenses and other liabilities ...........................................          666,674
                                                                                        ---------------
         Total liabilities ..........................................................       62,794,483
                                                                                        ---------------
            Net assets, at value ....................................................   $3,530,405,807
                                                                                        ===============
Net assets consist of:
   Paid-in capital ..................................................................   $2,011,399,358
   Distributions in excess of net investment income .................................      (32,598,655)
   Net unrealized appreciation (depreciation) .......................................    1,211,707,499
   Accumulated net realized gain (loss) .............................................      339,897,605
                                                                                        ---------------
            Net assets, at value ....................................................   $3,530,405,807
                                                                                        ===============
Shares outstanding ..................................................................      151,996,449
                                                                                        ===============
Net asset value per share a .........................................................   $        23.23
                                                                                        ===============

a Redemption price is equal to net asset value less redemption fees retained by the Fund.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

                                                                                        ---------------
                                                                                           EMERGING
                                                                                        MARKETS SERIES
                                                                                        ---------------
Investment income:
      Dividends (net of foreign taxes of $5,105,765) ................................   $   60,197,817
      Interest (net of foreign taxes of $29,334) ....................................        3,740,827
                                                                                        ---------------
         Total investment income ....................................................       63,938,644
                                                                                        ---------------
Expenses:
   Management fees (Note 3a) ........................................................       19,538,528
   Administrative fees (Note 3b) ....................................................        1,293,348
   Transfer agent fees (Note 3c) ....................................................           35,166
   Custodian fees (Note 4) ..........................................................        1,473,692
   Reports to shareholders ..........................................................           16,213
   Registration and filing fees .....................................................          198,785
   Professional fees ................................................................           71,420
   Directors' fees and expenses .....................................................           37,344
   Other ............................................................................           43,228
                                                                                        ---------------
      Total expenses ................................................................       22,707,724
      Expense reductions (Note 4) ...................................................          (27,304)
                                                                                        ---------------
         Net expenses ...............................................................       22,680,420
                                                                                        ---------------
            Net investment income ...................................................       41,258,224
                                                                                        ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................................      343,167,880
      Foreign currency transactions .................................................         (231,952)
                                                                                        ---------------
         Net realized gain (loss) ...................................................      342,935,928
                                                                                        ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...................................................................       76,321,609
      Translation of assets and liabilities denominated in foreign currencies .......          (21,852)
   Change in deferred taxes on unrealized appreciation (depreciation) ...............           76,607
                                                                                        ---------------
         Net change in unrealized appreciation (depreciation) .......................       76,376,364
                                                                                        ---------------
Net realized and unrealized gain (loss) .............................................      419,312,292
                                                                                        ---------------
Net increase (decrease) in net assets resulting from operations .....................   $  460,570,516
                                                                                        ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       -------------------------------------
                                                                                              EMERGING MARKETS SERIES
                                                                                       -------------------------------------
                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 2007        YEAR ENDED
                                                                                          (UNAUDITED)     DECEMBER 31, 2006
                                                                                       -------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................   $     41,258,224   $      62,498,611
      Net realized gain (loss) from investments and foreign currency transactions ..        342,935,928         488,959,958
      Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies,
        and deferred taxes .........................................................         76,376,364         219,700,509
                                                                                       -------------------------------------
            Net increase (decrease) in net assets resulting from operations ........        460,570,516         771,159,078
                                                                                       -------------------------------------

Distributions to shareholders from:
      Net investment income ........................................................        (25,882,470)        (74,010,838)
      Net realized gain ............................................................        (69,846,804)       (394,234,085)
                                                                                       -------------------------------------
Total distributions to shareholders ................................................        (95,729,274)       (468,244,923)
                                                                                       -------------------------------------
Capital share transactions: (Note 2) ...............................................        (44,040,845)         65,143,777
                                                                                       -------------------------------------

Redemption fees ....................................................................              3,163               7,862
                                                                                       -------------------------------------
            Net increase (decrease) in net assets ..................................        320,803,560         368,065,794
Net assets:
   Beginning of period .............................................................      3,209,602,247       2,841,536,453
                                                                                       -------------------------------------
   End of period ...................................................................   $  3,530,405,807   $   3,209,602,247
                                                                                       =====================================
Distributions in excess of net investment income included in net assets:
   End of period ...................................................................   $    (32,598,655)  $     (47,974,409)
                                                                                       =====================================


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of three separate funds. The Emerging Markets Series (the
Fund) included in this report is diversified. The financial statements of the remaining funds in TIFI are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                          Semiannual Report | 19

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. TOTAL RETURN SWAPS

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or paid are recorded as


20 | Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. TOTAL RETURN SWAPS (CONTINUED)

a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by TIFI are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.


                                                          Semiannual Report | 21

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund's expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2007, there were 1.14 billion shares of TIFI authorized ($0.01 par value) of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                        ---------------------------------------------------------------
                                              SIX MONTHS ENDED                    YEAR ENDED
                                                JUNE 30, 2007                  DECEMBER 31, 2006
                                        ---------------------------------------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
                                        ---------------------------------------------------------------
Shares sold .......................       6,089,887    $ 127,792,120       21,134,826    $ 441,896,309
Shares issued in reinvestment
   of distributions ...............       4,607,893       89,807,834       21,751,689      442,666,138
Shares redeemed ...................     (12,594,348)    (261,640,799)     (39,129,699)    (819,418,670)
                                        ---------------------------------------------------------------
Net increase (decrease)............      (1,896,568)   $ (44,040,845)       3,756,816    $  65,143,777
                                        ===============================================================


22 | Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                    Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
   Services)                                              Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
------------------------------------------------------------------------------
      1.250%               Up to and including $1 billion
      1.200%               Over $1 billion, up to and including $5 billion
      1.150%               Over $5 billion, up to and including $10 billion
      1.100%               Over $10 billion, up to and including $15 billion
      1.050%               Over $15 billion, up to and including $20 billion
      1.000%               In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average net assets of certain funds within TIFI as follows:

------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
------------------------------------------------------------------------------
      0.150%               Up to and including $200 million
      0.135%               Over $200 million, up to and including $700 million
      0.100%               Over $700 million, up to and including $1.2 billion
      0.075%               In excess of $1.2 billion

C. TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid transfer agent fees of $35,166, of which $1,859 was retained by Investor Services.


                                                          Semiannual Report | 23

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $660,135.

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................   $ 2,375,958,836
                                                       ================

Unrealized appreciation ............................   $ 1,168,819,075
Unrealized depreciation ............................       (30,422,640)
                                                       ----------------
Net unrealized appreciation (depreciation) .........   $ 1,138,396,435
                                                       ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2007, aggregated $1,278,678,012 and $1,490,807,566, respectively.


24 | Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

7. TOTAL RETURN SWAPS

At June 30, 2007, the Fund had the following total return swap outstanding:

-----------------------------------------------------------------------------------------------------------------------
                                                                 NOTIONAL
                                                                 PRINCIPAL   EXPIRATION    UNREALIZED      UNREALIZED
COUNTERPARTY              RECEIVE                 PAY             AMOUNT        DATE      APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley    Market linked return of   3-month USD-        $1,262,122    12/29/08    $     20,081    $         --
                  Localiza Rent-a-Car       LIBOR minus 3.00%
                                                                                          -----------------------------
                  Net unrealized gain (loss) on total return swaps ....................   $     20,081    $         --
                                                                                          -----------------------------

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


                                                          Semiannual Report | 25

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

9. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


26 | Semiannual Report

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED)

EMERGING MARKETS SERIES

A Special Meeting of the Shareholders of TIFI was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of TIFI and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of TIFI from a Maryland corporation to a Delaware statutory trust; to approve amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals); to approve the elimination of certain of the Fund's fundamental investment restrictions; and to approve the reclassification of certain investment policies as non-fundamental.

At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of TIFI : Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, David W. Niemiec, Frank A Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of TIFI from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), the elimination of certain of the Fund's fundamental investment restrictions and the reclassification of certain investment policies as non-fundamental. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors*:

------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF         % OF                        % OF         % OF
                                                              OUTSTANDING     VOTED                    OUTSTANDING     VOTED
NAME                                             FOR             SHARES      SHARES      WITHHELD        SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton .......................   248,604,209.907       56.714%     99.504%   1,238,634.630      0.283%       0.496%
Frank J. Crothers ......................   248,615,128.967       56.717%     99.509%   1,227,715.570      0.280%       0.491%
Edith E. Holiday .......................   248,522,912.508       56.695%     99.472%   1,319,932.029      0.302%       0.528%
David W. Niemiec .......................   248,617,439.970       56.717%     99.510%   1,225,404.567      0.280%       0.490%
Frank A. Olson .........................   248,596,694.870       56.712%     99.501%   1,246,149.667      0.285%       0.499%
Larry D. Thompson ......................   248,613,976.963       56.716%     99.508%   1,228,867.574      0.281%       0.492%
Constantine D.Tseretopoulos ............   248,618,241.977       56.717%     99.510%   1,224,602.560      0.280%       0.490%
Robert E. Wade .........................   248,620,592.994       56.718%     99.511%   1,222,251.543      0.279%       0.489%
Charles B. Johnson .....................   248,606,437.912       56.715%     99.505%   1,236,406.625      0.282%       0.495%
Gregory E. Johnson .....................   248,608,821.927       56.715%     99.506%   1,234,022.610      0.282%       0.494%


                                                          Semiannual Report | 27

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

EMERGING MARKETS SERIES

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust*:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................   196,016,094.389     44.718%      78.456%
Against ............................       913,941.977      0.209%       0.366%
Abstain ............................     2,782,166.171      0.634%       1.113%
Broker Non-Votes ...................    50,130,642.000     11.436%      20.065%
--------------------------------------------------------------------------------
TOTAL ..............................   249,842,844.537     56.997%     100.000%
--------------------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals)**:

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,386,221.508     53.456%      74.195%
Against ............................    20,503,400.870     13.304%      18.465%
Abstain ............................       160,379.344      0.104%       0.144%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,399,098.605     53.465%      74.206%
Against ............................    20,495,545.811     13.298%      18.458%
Abstain ............................       155,357.306      0.101%       0.140%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


28 | Semiannual Report

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

EMERGING MARKETS SERIES

(c) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,381,102.469     53.453%      74.190%
Against ............................    20,508,432.908     13.307%      18.469%
Abstain ............................       160,466.345      0.104%       0.145%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    84,447,181.757     54.793%      76.051%
Against ............................    18,448,199.664     11.971%      16.614%
Abstain ............................       154,620.301      0.100%       0.139%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    84,432,272.644     54.784%      76.037%
Against ............................    18,459,788.752     11.977%      16.624%
Abstain ............................       157,940.326      0.103%       0.143%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,409,684.686     53.471%      74.216%
Against ............................    20,483,945.722     13.291%      18.447%
Abstain ............................       156,371.314      0.102%       0.141%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 29

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

EMERGING MARKETS SERIES

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................   102,629,390.401     66.591%      92.425%
Against ............................       260,730.981      0.169%       0.235%
Abstain ............................       159,880.340      0.104%       0.144%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                             % OF        % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED        SHARES      SHARES
--------------------------------------------------------------------------------
For ................................    84,456,137.825     54.799%      76.059%
Against ............................    18,439,859.601     11.965%      16.606%
Abstain ............................       154,004.296      0.100%       0.139%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions**:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                        SHARES VOTED       SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,409,351.683     53.471%      74.216%
Against ............................    20,483,787.721     13.291%      18.447%
Abstain ............................       156,862.318      0.102%       0.141%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------


30 | Semiannual Report

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON
APRIL 11, 2007 (UNAUDITED) (CONTINUED)

EMERGING MARKETS SERIES

Proposal 5. To approve the reclassification of certain investment policies as non-fundamental**:

--------------------------------------------------------------------------------
                                                            % OF         % OF
                                                         OUTSTANDING    VOTED
                                         SHARES VOTED      SHARES       SHARES
--------------------------------------------------------------------------------
For ................................    82,414,718.724     53.475%      74.221%
Against ............................    20,474,834.653     13.285%      18.439%
Abstain ............................       160,448.345      0.104%       0.144%
Broker Non-Votes ...................     7,990,948.000      5.185%       7.196%
--------------------------------------------------------------------------------
TOTAL ..............................   111,040,949.722     72.049%     100.000%
--------------------------------------------------------------------------------

* All TIFI funds voting together.

** Emerging Markets Series voting separately.


                                                          Semiannual Report | 31

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Emerging Markets Series, one of the three separate series comprising Templeton Institutional Funds, Inc. (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment


32 | Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for the Fund showed its investment performance in comparison with its Lipper selected performance universe during 2006, as well as during the previous 10 years ended December 31, 2006. The following summarizes the performance results for the Fund.


                                                          Semiannual Report | 33

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Lipper performance universe for Emerging Markets Series consisted of all retail and institutional emerging market funds as designated by Lipper. The Fund's total return during 2006 as shown in the Lipper report placed it in the second-lowest quintile of this performance universe, but was in excess of 29%. The Fund's total return on an annualized basis placed it in the second-highest quintile of its performance universe for the previous five-year period, and the second-lowest quintile of such performance universe during each of the previous three- and 10-year periods. The Board was satisfied with such performance, noting the Fund's total return on an annualized basis exceeded 26% for each of the previous five-year periods as shown in the Lipper reports.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Emerging Markets Series showed that the Fund's contractual investment management fee rate was in the most expensive quintile of its expense group, but that its actual total expenses were in the second least expensive quintile of such expense group. The Board found such expenses acceptable, noting that it had previously taken steps to lower the Fund's management fee through adding breakpoints. The Board was satisfied with the Fund's expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform


34 | Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Emerging Market Series' management advisory fee schedule is at the rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $5 billion of Fund net assets; 1.1% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services which starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2006, this Fund's net assets were approximately $3.2 billion, and to the extent economies of scale may be realized by the manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with this Fund and its shareholders.


                                                          Semiannual Report | 35

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


36 | Semiannual Report

     [LOGO]          FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON
   INSTITUTIONAL     600 Fifth Avenue
                     New York, NY 10020

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES

INVESTMENT MANAGER

Templeton Asset Management Ltd.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT456 S2007 08/07











                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT | 06 30 2007
--------------------------------------------------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

--------------------------------------------------------------------------------

                                             Foreign Smaller Companies Series

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

SEMIANNUAL REPORT

TIFI Foreign Smaller Companies Series ....................................     1

Performance Summary ......................................................     6

Your Fund's Expenses .....................................................     8

Financial Highlights and Statement of Investments ........................    10

Financial Statements .....................................................    16

Notes to Financial Statements ............................................    19

Meeting of Shareholders ..................................................    26

Shareholder Information ..................................................    29

--------------------------------------------------------------------------------

Semiannual Report

TIFI Foreign Smaller Companies Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Institutional Funds, Inc. (TIFI) Foreign Smaller Companies Series' (the Fund's) semiannual report for the period ended June 30, 2007.

PERFORMANCE OVERVIEW

The Fund posted a +19.67% cumulative total return for the six-month period ended June 30, 2007. The Fund outperformed its benchmark, the S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index, which returned +17.55% during the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more of the Fund's performance data in the Performance Summary beginning on page 6.

1. Source: Standard & Poor's Micropal. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities, excluding the U.S., with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

--------------------------------------------------------------------------------

------------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE  | NO BANK GUARANTEE
------------------------------------------------------


                                                           Semiannual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asia                                                                       41.3%
Europe                                                                     39.9%
North America                                                               8.1%
Australia                                                                   3.8%
Latin America                                                               2.6%
Middle East & Africa                                                        1.7%
Short-Term Investments & Other Net Assets                                   2.6%

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, higher global interest rates, a weaker U.S. housing market and restrained U.S. economic growth, the global economy remained resilient throughout the six-month period ended June 30, 2007. Sustained consumer and corporate demand, reasonably low inflation, tight or improving labor markets, and moderate, though higher, global interest rates have consistently supported economic growth since the global economic recovery began in 2002.

The mood in the global equity markets was predominantly positive, but was interrupted in the first quarter of 2007 due to concerns of slower economic growth. Investors worldwide pondered the possibility that troubles in the U.S. subprime mortgage market could spread into the broader economy and potentially undermine the pace of global economic and corporate profit growth. However, these concerns subsided as some U.S. economic data pointed to a rebound during the second quarter. Toward the end of the period, a bond market sell-off caused yields on longer-term Treasuries to rise significantly, reflecting expectations of a pick-up in inflation later in the year. Outside the U.S., economic growth remained solid, particularly in Europe and the emerging markets.

Financing costs increased gradually from unprecedented low levels, but global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant. As investible cash continued to look for a home, global merger and acquisition activity also remained heightened. The total value of deals announced in the first six months of this year was more than $2.6 trillion, on track to eclipse the $3.6 trillion spent on private buyouts and broad corporate consolidation during 2006. 2

With this backdrop, most global equity markets ended the six-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached seven-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the reporting period.

INVESTMENT STRATEGY

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow. We also consider a company's price/earnings ratio, profit margins, liquidation value and other factors.

2. Source: Thomson Financial.


2 | Semiannual Report

MANAGER'S DISCUSSION

Several holdings performed well during the six months under review. U.K.-based GAME Group, Europe's largest retailer of computer software, video games, consoles and related products, was among the most significant contributors to Fund performance. Of the company's revenue, 73% is derived from the U.K. and Ireland, where GAME Group has more than 400 store locations. It has a dominant position in the U.K. market with a commanding 25% market share, and its presence is growing in France, Spain, Portugal and Scandinavia. Shares of GAME Group soared during the period, as the company announced its acquisition of GameStation, U.K.'s number-two video game retailer. The deal, in our view, made financial and strategic sense. It removed the takeover risk of GameStation by Gamestop, GAME Group's competitor, and effectively blocked what could have been Gamestop's entry point to the U.K. market. At the same time, the acquisition could allow GAME Group access to a larger, higher-margin pre-owned sales base, offer synergies and magnify the positive impact of the current console cycle. Consistent with our strategy, we believe that GAME Group is fundamentally strong with a solid balance sheet, and we believe its shares offer compelling value to long-term investors who are willing to look past potential near-term industry weakness.

The Fund also benefited from Denmark-based Vestas Wind Systems, the world's leading wind turbine manufacturer. One of the factors that differentiates Vestas from its competitors is its global reach. Its competitors, Gamesa (Spain) and General Electric (U.S.), have dominant market share in their home countries but only about 18% and 11% global market share, respectively. In comparison, Vestas has an 80% market share at home, a 35% market share in Scandinavia and a 28% global market share. In our assessment, the company's success stems from its ability to develop durable, reliable and cost-effective wind turbines. Wind power is the cheapest source of renewable energy, when costs of environmental degradation from traditional power sources are factored in. Vestas benefited from increased demand and a market shift as three key regions, Europe, the Americas and Asia, began to focus on renewable energy and environmentally friendly power sources.

Another contributor to Fund performance for the period was Taiwan-based D-Link, a global data networking vendor with focuses on home, small office and home office (SOHO), and small and medium business (SMB) markets. The company sells branded wireless local area network (WLAN) products, broadband access equipment, LAN switches and other networking equipment. D-Link is the global leader in the home, SOHO and WLAN equipment markets. An important driver for growth in home and SOHO networking is

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 6/30/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Machinery                                                                   8.6%
Textiles, Apparel & Luxury Goods                                            6.5%
Commercial Services & Supplies                                              6.0%
Energy Equipment & Services                                                 5.7%
Specialty Retail                                                            5.5%
Electronic Equipment & Instruments                                          5.2%
Commercial Banks                                                            4.5%
Communications Equipment                                                    3.8%
Electrical Equipment                                                        3.6%
Leisure Equipment & Products                                                3.4%
Capital Markets                                                             3.1%
Health Care Providers & Services                                            2.9%
Food Products                                                               2.9%
Computers & Peripherals                                                     2.6%
Auto Components                                                             2.1%
Independent Power Producers & Energy Traders                                2.0%
Other                                                                      29.0%
Short-Term Investments & Other Net Assets                                   2.6%


                                                           Semiannual Report | 3
the expected double-digit jump in worldwide broadband connections through 2009, according to our analysis. Moreover, we think D-Link is in a relatively strong competitive position in emerging markets, where growth should outpace that of the overall global market. Given our assessment of D-Link's growth prospects, we considered its valuation compelling at period-end.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

By contrast, the Fund had some underperforming holdings in the six months under review. Singapore-based Osim International, a dominant player in Asia's healthy lifestyle product segment, has franchise outlets in Hong Kong, China, Taiwan, Singapore and Malaysia. Osim's sales are driven by its flagship massage chair product line, and it has a number of newer products that are gaining traction in the marketplace. The company's purchase of Brookstone in 2005 widened its global reach and gave Osim direct access to a retail network of more than 300 stores. In our analysis, recent stock weakness appeared relatively isolated to a single product as the company received bad publicity from imitation products spreading to markets in Hong Kong and Taiwan. We continued to hold the stock at period-end because we were confident in its long-term prospects.

Also hindering Fund performance during the period was U.K.-based Fiberweb, the world's fourth-largest producer of specialty non-woven fabric with a focus on hygiene and industrial segments. We believe that shares of Fiberweb are attractively valued because of the company's restructuring potential. Operating margins deteriorated in 2006 due to rising raw material costs, overcapacity and lack of investment, but new management presented a clearly defined restructuring plan. If, as expected, more polypropylene capacity becomes available over the next year, we believe the company has the potential to benefit from lower costs, which could contribute to higher margins.


4 | Semiannual Report

Another detractor was Elcoteq, the largest European electronic manufacturing services company. Based in Finland, Elcoteq focuses mainly on the telecommunications sector, with about 82% of sales from wireless handsets and 18% of sales from telecom infrastructure. The stock stumbled during the period largely because Nokia, Elcoteq's key customer, lost market share in some low- and mid-range products. Given the long-term track record between these two companies, we believed Nokia could regain market share over time as it refreshes the product lineup, which in turn could benefit Elcoteq. In our analysis, we considered Elcoteq's stock attractive at period-end, particularly if the company were to return to near its historical profitability levels.

Thank you for your continued participation in TIFI Foreign Smaller Companies Series. We look forward to serving your future investment needs.

[PHOTO OMITTED]     /s/ Tucker Scott

                    Tucker Scott, CFA

[PHOTO OMITTED]     /s/ Cynthia L. Sweeting

                    Cynthia L. Sweeting, CFA

Portfolio Management Team
TIFI Foreign Smaller Companies Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
6/30/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
GAME Group PLC                                                             3.1%
   SPECIALTY RETAIL, U.K.
--------------------------------------------------------------------------------
D-Link Corp.                                                               2.6%
   COMMUNICATIONS EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
Vedior NV                                                                  2.5%
   COMMERCIAL SERVICES & SUPPLIES, NETHERLANDS
--------------------------------------------------------------------------------
Draka Holding NV                                                           2.3%
   ELECTRICAL EQUIPMENT, NETHERLANDS
--------------------------------------------------------------------------------
Vossloh AG                                                                 2.0%
   MACHINERY, GERMANY
--------------------------------------------------------------------------------
OPG Groep NV                                                               1.8%
   HEALTH CARE PROVIDERS & SERVICES, NETHERLANDS
--------------------------------------------------------------------------------
Aalberts Industries NV                                                     1.7%
   MACHINERY, NETHERLANDS
--------------------------------------------------------------------------------
Bodycote International PLC, ord. & 144A                                    1.6%
   MACHINERY, U.K.
--------------------------------------------------------------------------------
Amer Sports OYJ                                                            1.5%
   LEISURE EQUIPMENT & PRODUCTS, FINLAND
--------------------------------------------------------------------------------
Lojas Renner SA                                                            1.5%
   MULTILINE RETAIL, BRAZIL
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

Performance Summary as of 6/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: TFSCX                                    CHANGE    6/30/07    12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$4.32     $26.74      $22.42
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-6/30/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.0292
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.0004
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0543
--------------------------------------------------------------------------------
   TOTAL                            $0.0839
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
                                           6-MONTH                1-YEAR         3-YEAR    INCEPTION (10/21/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                   +19.67%               +40.42%        +97.91%           +220.49%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3               +19.67%               +40.42%        +25.55%            +28.19%
---------------------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4       $ 1,196,633           $ 1,404,147    $ 1,979,031        $ 3,204,839
---------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
---------------------------------------------------------------------------------------------------------------
      Without Waiver                                  1.07%
---------------------------------------------------------------------------------------------------------------
      With Waiver                                     0.95%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL
1-800/321-8563.

THE FUND'S MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 4/30/08.


6 | Semiannual Report

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator have contractually agreed to limit Fund expenses so that total annual Fund operating expenses do not exceed the amount shown with waiver (other than certain non-routine expenses) until 4/30/08. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                           Semiannual Report | 7

Your Fund's Expenses

As a Fund Shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 1/1/07       VALUE 6/30/07   PERIOD* 1/1/07-6/30/07
------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,196.70             $ 5.17
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.08             $ 4.76
------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                           Semiannual Report | 9

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

FOREIGN SMALLER COMPANIES SERIES

                                                        ---------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                          JUNE 30, 2007                     YEAR ENDED DECEMBER 31,
                                                           (UNAUDITED)         2006        2005        2004        2003      2002 g
                                                        ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................      $  22.42       $  18.18    $  17.45     $ 14.97     $ 10.10   $ 10.00
                                                            -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ....................          0.21           0.30        0.38        0.21        0.17     (0.01)
   Net realized and unrealized gains (losses) ........          4.19           4.89        1.74        2.93        4.99      0.11
                                                            -----------------------------------------------------------------------
Total from investment operations .....................          4.40           5.19        2.12        3.14        5.16      0.10
                                                            -----------------------------------------------------------------------
Less distributions from:
   Net investment income .............................         (0.03)         (0.33)      (0.36)      (0.16)      (0.13)       --
   Net realized gains ................................         (0.05)         (0.62)      (1.03)      (0.50)      (0.16)       --
                                                            -----------------------------------------------------------------------
Total distributions ..................................         (0.08)         (0.95)      (1.39)      (0.66)      (0.29)       --
                                                            -----------------------------------------------------------------------
Redemption fees ......................................            --             -- f        -- f        --          --        --
                                                            -----------------------------------------------------------------------
Net asset value, end of period .......................      $  26.74       $  22.42    $  18.18     $ 17.45     $ 14.97   $ 10.10
                                                            =======================================================================

Total return c .......................................         19.67%         28.78%      12.28%      21.28%      51.21%     1.00%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ....          1.09%          1.07%       1.07%       1.16%       1.58%     7.71%
Expenses net of waiver and payments by affiliates ....          0.95% e        0.95% e     0.95% e     0.95% e     0.95%     0.95%
Net investment income (loss) .........................          1.76%          1.45%       2.12%       1.34%       1.40%    (0.55)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................      $149,281       $170,757    $131,567     $97,495     $33,583   $ 6,195
Portfolio turnover rate ..............................         11.05%         17.30%      24.59%      27.51%      12.58%       --

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f Amount rounds to less than $0.01 per share.

g For the period October 21, 2002 (commencement of operations) to December 31, 2002.


10| The accompanying notes are an integral part of these financial statements.
  | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                      INDUSTRY                         SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.4%
    COMMON STOCKS 96.5%
    AUSTRALIA 3.8%
    Billabong International Ltd. ......................        Textiles, Apparel & Luxury Goods              72,226   $   1,099,201
    Downer EDI Ltd. ...................................         Commercial Services & Supplies              174,936       1,091,631
    Iluka Resources Ltd. ..............................                 Metals & Mining                     294,916       1,540,274
    PaperlinX Ltd. ....................................             Paper & Forest Products                 626,803       1,976,938
                                                                                                                      -------------
                                                                                                                          5,708,044
                                                                                                                      -------------
    BAHAMAS 0.9%
  a Steiner Leisure Ltd. ..............................          Diversified Consumer Services               28,270       1,388,622
                                                                                                                      -------------
    BELGIUM 1.0%
    Barco NV ..........................................       Electronic Equipment & Instruments             15,620       1,451,902
                                                                                                                      -------------
    BRAZIL 2.6%
  b Companhia de Saneamento de Minas Gerais, 144A .....                  Water Utilities                    106,900       1,607,019
    Lojas Renner SA ...................................                 Multiline Retail                    122,000       2,295,682
                                                                                                                      -------------
                                                                                                                          3,902,701
                                                                                                                      -------------
    CANADA 7.2%
    CAE Inc. ..........................................               Aerospace & Defense                    72,320         964,357
    Dorel Industries Inc., B ..........................               Household Durables                     33,400       1,145,116
  a GSI Group Inc. ....................................       Electronic Equipment & Instruments            113,780       1,113,906
    Legacy Hotels .....................................                   Real Estate                        75,530         844,030
    Linamar Corp. .....................................                 Auto Components                      80,190       1,454,098
    MDS Inc. ..........................................              Health Care Services                    86,890       1,770,601
  a Open Text Corp. ...................................          Internet Software & Services                66,100       1,448,750
  a Saxon Energy Services Inc. ........................           Energy Equipment & Services               352,200       2,034,022
                                                                                                                      -------------
                                                                                                                         10,774,880
                                                                                                                      -------------
    CHINA 8.7%
  a AAC Acoustic Technology Holdings Inc. .............           Communications Equipment                  582,000         655,756
    Bio-Treat Technology Ltd. .........................        Commercial Services & Supplies             1,719,000         982,157
    China Oilfield Services Ltd. ......................          Energy Equipment & Services              2,238,000       2,258,293
    China Resources Power Holdings Co. Ltd. ...........   Independent Power Producers & Energy Traders      718,000       1,713,481
    North West Co. Fund ...............................         Diversified Financial Services              122,350       2,171,486
    People's Food Holdings Ltd. .......................                  Food Products                    1,468,000       1,792,523
    Sinotrans Ltd., H .................................             Air Freight & Logistics               3,424,000       1,620,238
    Travelsky Technology Ltd., H ......................                   IT Services                     1,126,000         963,402
    Weiqiao Textile Co. Ltd., H .......................        Textiles, Apparel & Luxury Goods             368,000         825,507
                                                                                                                      -------------
                                                                                                                         12,982,843
                                                                                                                      -------------
    DENMARK 1.3%
  a Vestas Wind Systems AS ............................              Electrical Equipment                    28,360       1,877,394
                                                                                                                      -------------
    FINLAND 3.7%
    Amer Sports OYJ ...................................          Leisure Equipment & Products                92,970       2,303,867
    Elcoteq SE, A .....................................            Communications Equipment                  53,770         454,827
    Huhtamaki OYJ .....................................             Containers & Packaging                   84,460       1,419,707
    Konecranes OYJ ....................................                    Machinery                         31,300       1,317,864
                                                                                                                      -------------
                                                                                                                          5,496,265
                                                                                                                      -------------


                                                          Semiannual Report | 11

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                         INDUSTRY                      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    GERMANY 4.0%
    Celesio AG ........................................         Health Care Providers & Services             25,800   $   1,681,637
  a Jenoptik AG .......................................        Electronic Equipment & Instruments           128,600       1,287,950
    Vossloh AG ........................................                     Machinery                        24,980       2,936,895
                                                                                                                      -------------
                                                                                                                          5,906,482
                                                                                                                      -------------
    HONG KONG 4.5%
    Dah Sing Financial Group ..........................                 Commercial Banks                    103,600         873,812
    Giordano International Ltd. .......................                 Specialty Retail                  1,276,000         629,914
    Hang Lung Group Ltd. ..............................                    Real Estate                      267,000       1,205,394
    Hopewell Holdings Ltd. ............................           Transportation Infrastructure             289,000       1,179,049
    Techtronic Industries Co. Ltd. ....................                Household Durables                   512,000         683,618
    Texwinca Holdings Ltd. ............................         Textiles, Apparel & Luxury Goods          1,095,000         906,070
    Yue Yuen Industrial Holdings Ltd. .................         Textiles, Apparel & Luxury Goods            377,500       1,170,771
                                                                                                                      -------------
                                                                                                                          6,648,628
                                                                                                                      -------------
    INDIA 0.9%
    Hindustan Petroleum Corp. Ltd. ....................            Oil, Gas & Consumable Fuels              106,787         705,809
    Tata Motors Ltd., ADR .............................                     Machinery                        38,580         633,483
                                                                                                                      -------------
                                                                                                                          1,339,292
                                                                                                                      -------------
    INDONESIA 0.4%
    PT Indosat Tbk ....................................        Diversified Telecommunication Services       915,400         658,561
                                                                                                                      -------------
    ISRAEL 0.2%
  a Orbotech Ltd. .....................................        Electronic Equipment & Instruments            12,460         278,107
                                                                                                                      -------------
    JAPAN 3.8%
    Descente Ltd. .....................................         Textiles, Apparel & Luxury Goods            221,900       1,124,320
    Japan Airport Terminal Co. Ltd. ...................           Transportation Infrastructure              49,900         785,645
    MEITEC Corp. ......................................          Commercial Services & Supplies              20,000         573,261
    Sangetsu Co. Ltd. .................................                Household Durables                    22,100         477,333
    Sohgo Security Services Co. Ltd. ..................          Commercial Services & Supplies             102,600       1,799,489
    Takuma Co. Ltd. ...................................                     Machinery                       154,000         955,349
                                                                                                                      -------------
                                                                                                                          5,715,397
                                                                                                                      -------------
    LUXEMBOURG 0.3%
  a Thiel Logistik AG .................................                    IT Services                      112,430         458,010
                                                                                                                      -------------
    NETHERLANDS 10.5%
    Aalberts Industries NV ............................                     Machinery                        90,788       2,500,455
    Draka Holding NV ..................................               Electrical Equipment                   68,085       3,455,484
    Imtech NV .........................................            Construction & Engineering                20,490       1,782,005
    OPG Groep NV ......................................         Health Care Providers & Services             72,640       2,653,413
    SBM Offshore NV ...................................            Energy Equipment & Services               39,020       1,494,513
    Vedior NV .........................................          Commercial Services & Supplies             125,870       3,783,528
                                                                                                                      -------------
                                                                                                                         15,669,398
                                                                                                                      -------------
    NORWAY 0.6%
    Prosafe Se ........................................            Energy Equipment & Services               51,920         831,727
                                                                                                                      -------------


12 | Semiannual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                        INDUSTRY                       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    RUSSIA 0.5%
a,b X 5 Retails Group NV, GDR, 144A ...................             Food & Staples Retailing                 23,160   $     680,904
a,b X 5 Retails Group NV, GDR, 144A (IPO) .............             Food & Staples Retailing                  4,358         128,125
                                                                                                                      -------------
                                                                                                                            809,029
                                                                                                                      -------------
    SINGAPORE 2.1%
    Cerebos Pacific Ltd. ..............................                  Food Products                      435,358       1,148,484
    Huan Hsin Holdings Ltd. ...........................        Electronic Equipment & Instruments         1,142,000         484,704
    Osim International Ltd. ...........................                 Specialty Retail                  1,121,360         519,877
    Venture Corp. Ltd. ................................        Electronic Equipment & Instruments            99,000       1,014,921
                                                                                                                      -------------
                                                                                                                          3,167,986
                                                                                                                      -------------
    SOUTH AFRICA 1.5%
    Foschini Ltd. .....................................                 Specialty Retail                     73,352         633,433
    JD Group Ltd. .....................................                 Specialty Retail                     51,840         520,895
    Massmart Holdings Ltd. ............................             Food & Staples Retailing                 91,956       1,123,256
                                                                                                                      -------------
                                                                                                                          2,277,584
                                                                                                                      -------------
    SOUTH KOREA 7.8%
    Bank of Pusan .....................................                 Commercial Banks                    140,160       2,025,258
    Binggrae Co. Ltd. .................................                  Food Products                       30,380       1,338,312
    Daeduck Electronics Co. Ltd. ......................        Electronic Equipment & Instruments            54,600         458,004
    Daegu Bank Co. Ltd. ...............................                 Commercial Banks                     94,590       1,658,576
    Halla Climate Control Corp. .......................                 Auto Components                     134,760       1,633,631
  a Hansol Paper Co. Ltd. .............................             Paper & Forest Products                  39,720         754,504
    INTOPS Co. Ltd. ...................................        Electronic Equipment & Instruments            20,397         880,875
    People & Telecommunication ........................             Communications Equipment                 43,852         659,750
    Sindo Ricoh Co. ...................................                Office Electronics                     9,657         633,417
    Youngone Corp. ....................................         Textiles, Apparel & Luxury Goods            189,680       1,619,845
                                                                                                                      -------------
                                                                                                                         11,662,172
                                                                                                                      -------------
    SPAIN 0.9%
    Sol Melia SA ......................................          Hotels, Restaurants & Leisure               57,777       1,290,224
                                                                                                                      -------------
    SWEDEN 1.0%
    D. Carnegie & Co. AB ..............................                 Capital Markets                      86,860       1,526,878
                                                                                                                      -------------
    SWITZERLAND 2.9%
    Kuoni Reisen Holding AG, B ........................          Hotels, Restaurants & Leisure                1,950       1,174,804
    Verwaltungs-und Privat-Bank AG ....................                 Capital Markets                       5,090       1,329,112
    Vontobel Holding AG ...............................                 Capital Markets                      30,640       1,765,691
                                                                                                                      -------------
                                                                                                                          4,269,607
                                                                                                                      -------------
    TAIWAN 9.1%
    D-Link Corp. ......................................             Communications Equipment              1,601,420       3,815,234
  a Fu Sheng Industrial Co. Ltd. ......................           Leisure Equipment & Products            1,249,408       1,419,608
    Giant Manufacturing Co. Ltd. ......................           Leisure Equipment & Products              708,000       1,303,983
    KYE Systems Corp. .................................             Computers & Peripherals                 969,448       1,533,824
    Pihsiang Machinery Manufacturing Co. Ltd. .........         Health Care Equipment & Supplies            361,000         944,951
    Simplo Technology Co. Ltd. ........................             Computers & Peripherals                 395,000       2,268,174
    Ta Chong Bank Ltd. ................................                 Commercial Banks                  2,013,000         673,255


                                                          Semiannual Report | 13

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                        INDUSTRY                       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    TAIWAN (CONTINUED)
    Taiwan Fu Hsing ...................................                Building Products                    465,110   $     419,792
    Test-Rite International Co. Ltd. ..................                  Distributors                     1,942,613       1,260,859
                                                                                                                      -------------
                                                                                                                         13,639,680
                                                                                                                      -------------
    THAILAND 3.8%
    Bank of Ayudhya Public Co. Ltd. ...................                Commercial Banks                   2,145,700       1,528,869
    BEC World Public Co. Ltd., fgn. ...................                      Media                        1,260,300         839,592
    Glow Energy Public Co. Ltd., fgn. .................   Independent Power Producers & Energy Traders    1,490,900       1,317,088
  a Total Access Communication Public Co. Ltd.,fgn. ...      Wireless Telecommunication Services          1,544,000       1,991,760
                                                                                                                      -------------
                                                                                                                          5,677,309
                                                                                                                      -------------
    UNITED KINGDOM 12.5%
    Bodycote International PLC ........................                   Machinery                         404,120       2,219,765
  b Bodycote International PLC, 144A ..................                   Machinery                          26,520         145,670
    Burberry Group PLC ................................          Textiles, Apparel & Luxury Goods           117,890       1,626,571
    Electrocomponents PLC .............................       Electronic Equipment & Instruments            158,120         841,535
    Fiberweb PLC ......................................               Personal Products                     246,970         784,923
    FKI PLC ...........................................                   Machinery                         841,020       2,136,664
    Future PLC ........................................                     Media                           981,830         852,829
    GAME Group PLC ....................................               Specialty Retail                    1,359,330       4,565,942
    Homeserve PLC .....................................        Commercial Services & Supplies                20,046         723,059
    John Wood Group PLC ...............................          Energy Equipment & Services                266,180       1,809,562
    Kingfisher PLC ....................................               Specialty Retail                      308,940       1,405,341
    Yule Catto & Company PLC ..........................                   Chemicals                         324,690       1,486,768
                                                                                                                      -------------
                                                                                                                         18,598,629
                                                                                                                      -------------
    TOTAL COMMON STOCKS (COST $82,013,695) ............                                                                 144,007,351
                                                                                                                      -------------
    PREFERRED STOCKS (COST $312,943) 0.9%
    GERMANY 0.9%
    Hugo Boss AG, pfd. ................................         Textiles, Apparel & Luxury Goods             22,130       1,330,412
                                                                                                                      -------------
    TOTAL LONG TERM INVESTMENTS
      (COST $82,326,638) ..............................                                                               $ 145,337,763
                                                                                                                      -------------


14 | Semiannual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN SMALLER COMPANIES SERIES                                                               PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT (COST $1,188,462) 0.8%
    UNITED STATES 0.8%
  c U.S. Treasury Bill, 12/27/07 ................................................................      1,217,000      $   1,188,508
                                                                                                                      -------------
    TOTAL INVESTMENTS (COST $83,515,100) 98.2% ..................................................                       146,526,271
    OTHER ASSETS, LESS LIABILITIES 1.8% .........................................................                         2,754,485
                                                                                                                      -------------
    NET ASSETS 100.0% ...........................................................................                     $ 149,280,756
                                                                                                                      =============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt

a Non-income producing for the twelve months ended June 30, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2007, the aggregate value of these securities was $2,561,718 representing 1.72% of net assets.

c The security is traded on a discount basis with no stated coupon rate.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)

                                                                                    ----------------
                                                                                     FOREIGN SMALLER
                                                                                    COMPANIES SERIES
                                                                                    ----------------
Assets:
   Investments in securities:
      Cost ......................................................................   $     83,515,100
                                                                                    ================
      Value .....................................................................   $    146,526,271
   Cash .........................................................................             34,781
   Foreign currency, at value (cost $727,296) ...................................            743,294
   Receivables:
      Investment securities sold ................................................          1,767,511
      Capital shares sold .......................................................             40,000
      Dividends .................................................................            338,667
                                                                                    ----------------
         Total assets ...........................................................        149,450,524
                                                                                    ----------------
Liabilities:
   Payables:
      Capital shares redeemed ...................................................                211
      Affiliates ................................................................            106,369
   Accrued expenses and other liabilities .......................................             63,188
                                                                                    ----------------
         Total liabilities ......................................................            169,768
                                                                                    ----------------
            Net assets, at value ................................................   $    149,280,756
                                                                                    ================
Net assets consist of:
   Paid-in capital ..............................................................   $     67,338,261
   Undistributed net investment income ..........................................            767,540
   Net unrealized appreciation (depreciation) ...................................         63,031,722
   Accumulated net realized gain (loss) .........................................         18,143,233
                                                                                    ----------------
            Net assets, at value ................................................   $    149,280,756
                                                                                    ================
   Shares outstanding ...........................................................          5,583,743
                                                                                    ================
   Net asset value per share a ..................................................   $          26.74
                                                                                    ================

a Redemption price is equal to net asset value less redemption fees retained by the Fund.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2007 (unaudited)

                                                                                    ----------------
                                                                                     FOREIGN SMALLER
                                                                                    COMPANIES SERIES
                                                                                    ----------------
Investment income:
   Dividends (net of foreign taxes of $198,735) .................................   $      1,909,676
   Interest (net of foreign taxes of $220) ......................................            141,378
                                                                                    ----------------
            Total investment income .............................................          2,051,054
                                                                                    ----------------
Expenses:
   Management fees (Note 3a) ....................................................            567,321
   Administrative fees (Note 3b) ................................................            151,286
   Transfer agent fees (Note 3c) ................................................             13,463
   Custodian fees (Note 4) ......................................................             32,555
   Reports to shareholders ......................................................              9,561
   Registration and filing fees .................................................             12,963
   Professional fees ............................................................             23,831
   Directors' fees and expenses .................................................              5,983
   Other ........................................................................              8,192
                                                                                    ----------------
         Total expenses .........................................................            825,155
         Expense reductions (Note 4) ............................................             (1,336)
         Expenses waived/paid by affiliates (Note 3d) ...........................           (106,099)
                                                                                    ----------------
            Net expenses ........................................................            717,720
                                                                                    ----------------
               Net investment income ............................................          1,333,334
                                                                                    ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................................         18,350,780
      Foreign currency transactions .............................................           (176,548)
                                                                                    ----------------
               Net realized gain (loss) .........................................         18,174,232
                                                                                    ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................          5,894,016
      Translation of assets and liabilities denominated in foreign currencies ...             27,147
   Change in deferred taxes on unrealized appreciation (depreciation) ...........             17,081
                                                                                    ----------------
               Net change in unrealized appreciation (depreciation) .............          5,938,244
                                                                                    ----------------
Net realized and unrealized gain (loss) .........................................         24,112,476
                                                                                    ----------------
Net increase (decrease) in net assets resulting from operations .................   $     25,445,810
                                                                                    ================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -------------------------------------
                                                                                                 FOREIGN SMALLER COMPANIES SERIES
                                                                                               -------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                                 JUNE 30, 2007        YEAR ENDED
                                                                                                  (UNAUDITED)     DECEMBER 31, 2006
                                                                                               -------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................       $  1,333,334        $  2,136,691
      Net realized gain (loss) from investments and foreign currency transactions ..........         18,174,232           4,316,115
      Net change in unrealized appreciation (depreciation) on investments, translation
         of assets and liablilities denominated in foreign currencies, and deferred taxes...          5,938,244          31,550,414
                                                                                                   ---------------------------------
            Net increase (decrease) in net assets resulting from operations ................         25,445,810          38,003,220
                                                                                                   ---------------------------------
   Distributions to shareholders from:
      Net investment income ................................................................           (219,890)         (2,432,984)
      Net realized gains ...................................................................           (411,918)         (4,533,082)
                                                                                                   ---------------------------------
   Total distributions to shareholders .....................................................           (631,808)         (6,966,066)
                                                                                                   ---------------------------------

   Capital share transactions: (Note 2) ....................................................        (46,290,201)          8,152,453
                                                                                                   ---------------------------------

   Redemption fees .........................................................................                 --                 300
                                                                                                   ---------------------------------
            Net increase (decrease) in net assets ..........................................        (21,476,199)         39,189,907
Net assets:
   Beginning of period .....................................................................        170,756,955         131,567,048
                                                                                                   ---------------------------------
   End of period ...........................................................................       $149,280,756        $170,756,955
                                                                                                   =================================
   Undistributed net investment income (distributions in excess of net investment income included in net assets):
   End of period ...........................................................................       $    767,540        $   (345,904)
                                                                                                   =================================


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of three separate funds. The Foreign Smaller Companies Series (the Fund) included in this report is diversified. The financial statements of the remaining funds in TIFI are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                          Semiannual Report | 19

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


20 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and all return of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by TIFI are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2007, there were 1.14 billion shares of TIFI authorized ($0.01 par value) of which 60 million shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                   ----------------------------------------------------
                                        SIX MONTHS ENDED              YEAR ENDED
                                          JUNE 30, 2007           DECEMBER 31, 2006
                                   ----------------------------------------------------
                                     SHARES        AMOUNT       SHARES       AMOUNT
                                   ----------------------------------------------------
Shares sold ...................       216,432   $  5,234,346    727,781   $ 14,831,483
Shares issued in reinvestment
   of distributions ...........        23,068        522,952    269,840      5,836,582
Shares redeemed ...............    (2,273,738)   (52,047,499)  (618,009)   (12,515,612)
                                   ----------------------------------------------------
Net increase (decrease) .......    (2,034,238)  $(46,290,201)   379,612   $  8,152,453
                                   ====================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Investment Management Limited (FTIML)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


22 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.750%         Up to and including $1 billion
       0.730%         Over $1 billion, up to and including $5 billion
       0.710%         Over $5 billion, up to and including $10 billion
       0.690%         Over $10 billion, up to and including $15 billion
       0.670%         Over $15 billion, up to and including $20 billion
       0.650%         In excess of $20 billion

Under a subadvisory agreement, FTIML, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the period ended June 30, 2007, the Fund paid transfer agent fees of $8,426, of which $6,091 was retained by Investor Services.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TIC have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through April 30, 2008. Total expenses waived are not subject to reimbursement by the Fund. After April 30, 2008, FT Services and TIC may discontinue this waiver at any time upon notice to the Fund's Board of Directors.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.


                                                          Semiannual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $5,872.

At June 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................   $84,363,245
                                                  -----------

Unrealized appreciation .......................   $63,284,608
Unrealized depreciation .......................    (1,121,582)
                                                  -----------
Net unrealized appreciation (depreciation) ....   $62,163,026
                                                  ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign taxes paid on net realized gains and organizational costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2007, aggregated $16,338,831 and $59,470,357, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"),


24 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), on June 29, 2007. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 25

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED)

FOREIGN SMALLER COMPANIES SERIES

A Special Meeting of the Shareholders of TIFI was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on March 21, 2007, and reconvened on April 11, 2007. The purpose of the meeting was to elect Directors of TIFI and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of TIFI from a Maryland corporation to a Delaware statutory trust; and to approve amendments to certain of the Fund's fundamental investment restrictions (including five (5) Sub-Proposals).

At the meeting, the following persons were elected by the shareholders to serve as Independent Directors of TIFI: Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Directors. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of TIFI from a Maryland corporation to a Delaware statutory trust and amendments to certain of the Fund's fundamental investment restrictions (including five (5) Sub-Proposals). No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Directors*:

-----------------------------------------------------------------------------------------------------------------
                                                        % OF        % OF                        % OF        % OF
                                                     OUTSTANDING    VOTED                    OUTSTANDING    VOTED
NAME                                     FOR           SHARES      SHARES      WITHHELD         SHARES     SHARES
-----------------------------------------------------------------------------------------------------------------
Harris J. Ashton ...............   248,604,209.907     56.714%     99.504%   1,238,634.630      0.283%     0.496%
Frank J. Crothers ..............   248,615,128.967     56.717%     99.509%   1,227,715.570      0.280%     0.491%
Edith E. Holiday ...............   248,522,912.508     56.695%     99.472%   1,319,932.029      0.302%     0.528%
David W. Niemiec ...............   248,617,439.970     56.717%     99.510%   1,225,404.567      0.280%     0.490%
Frank A. Olson .................   248,596,694.870     56.712%     99.501%   1,246,149.667      0.285%     0.499%
Larry D. Thompson ..............   248,613,976.963     56.716%     99.508%   1,228,867.574      0.281%     0.492%
Constantine D. Tseretopoulos ...   248,618,241.977     56.717%     99.510%   1,224,602.356      0.280%     0.490%
Robert E. Wade .................   248,620,592.994     56.718%     99.511%   1,222,251.543      0.279%     0.489%
Charles B. Johnson .............   248,606,437.912     56.715%     99.505%   1,236,406.250      0.282%     0.495%
Gregory E. Johnson .............   248,608,821.927     56.715%     99.506%   1,234,022.610      0.282%     0.494%


26 | Semiannual Report

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

FOREIGN SMALLER COMPANIES SERIES

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust*:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................   196,016,094.389     44.718%      78.456%
Against .............................       913,941.977      0.209%       0.366%
Abstain .............................     2,782,166.171      0.634%       1.113%
Broker Non-Votes ....................    50,130,642.000     11.436%      20.065%
--------------------------------------------------------------------------------
TOTAL ...............................   249,842,844.537     56.997%     100.000%
--------------------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals)**:

(a) To amend the Fund's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,309,450.595     57.343%      84.639%
Against .............................         6,683.000      0.089%       0.131%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,316,133.595     57.432%      84.770%
Against .............................             0.000      0.000%       0.000%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 27

Templeton Institutional Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

FOREIGN SMALLER COMPANIES SERIES

(c) To amend the Fund's fundamental investment restriction regarding investments in commodities:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,309,450.595     57.343%      84.639%
Against .............................         6,683.000      0.089%       0.131%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding industry concentration:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,309,450.595     57.343%      84.639%
Against .............................         6,683.000      0.089%       0.131%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding diversification of investments:

--------------------------------------------------------------------------------
                                                              % OF        % OF
                                                          OUTSTANDING     VOTED
                                          SHARES VOTED       SHARES      SHARES
--------------------------------------------------------------------------------
For .................................     4,316,133.595     57.432%      84.770%
Against .............................             0.000      0.000%       0.000%
Abstain .............................             0.000      0.000%       0.000%
Broker Non-Votes ....................       775,422.000     10.318%      15.230%
--------------------------------------------------------------------------------
TOTAL ...............................     5,091,555.595     67.750%     100.000%
--------------------------------------------------------------------------------

* All TIFI funds voting together.

** Foreign Smaller Company Series voting separately.


28 | Semiannual Report

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Foreign Smaller Companies Series, one of the three separate series comprising Templeton Institutional Funds, Inc. (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.


                                                          Semiannual Report | 29

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed its investment performance in comparison with its Lipper selected performance universe during 2006, as well as during the previous 10 years ended December 31, 2006. The following summarizes the performance results for the Fund.


30 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

The Lipper performance universe for Foreign Smaller Companies Series consisted of all retail and institutional international small/midcap core funds as designated by Lipper. This Fund has a history of operations for only four full calendar years and its Lipper report showed its total return during 2006 placed it in the second-highest quintile of its performance universe, and since inception on an annualized basis placed it in the middle quintile of such universe. As shown in such report, the actual level of the Fund's total return during 2006 exceeded 28%, and on an annualized basis exceeded 27% during its four years of operations and the Board was satisfied with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Foreign Smaller Companies Series showed its contractual investment management fee rate to be in the second least expensive quintile of its Lipper expense group and its actual total expenses to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the expenses of these Funds.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing


                                                          Semiannual Report | 31

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fees and expenses of Foreign Smaller Companies Series were partially waived or subsidized by management during 2006, and the Board felt no economies of scale existed in the operation of this Fund at its December 31, 2006, asset level of approximately $170 million.


32 | Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 33

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    [LOGO](R)                 FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON            600 Fifth Avenue
   INSTITUTIONAL              New York, NY 10020

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

SUBADVISOR

Franklin Templeton Investment Management Limited, London,
Geneva Branch

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.


ZT458 S2007 08/07










ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
        COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS.  N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS, INC.

By /s/JIMMY D. GAMBILL
   ---------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date  August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
   ---------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
   Date  August 27, 2007

By /s/GALEN G. VETTER
   ---------------------------
   Galen G. Vetter
   Chief Financial Officer
   Date  August 27, 2007